UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NUBURU, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NUBURU, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 9, 2025

To the Stockholders of Nuburu, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Nuburu, Inc., a Delaware corporation (the “Company”), to be held at Thrive Workplace Cherry Creek, 201 Milwaukee Street, Unit 200, Denver, CO 80206 on July 9, 2025 at 9:00 a.m., Mountain Time, for the following purposes:

1.
To elect Alessandro Zamboni as a Class III director to hold office until the annual meeting of stockholders to be held in 2028 and until his successor is duly elected and qualified;
2.
To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 shares to 900,000,000 shares;
3.
To authorize the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion;
4.
To approve an amendment to the Company’s Certificate of Incorporation, and authorize the Company’s Board of Directors (the “Board”), to effect one or more reverse stock splits;
5.
To approve, for purposes of complying with the NYSE American listing rules, the issuance of shares of common stock in excess of 19.99% of the Company’s outstanding common stock (the “Share Cap”) in connection with the issuance of convertible notes to Indigo Capital LP;
6.
To approve, for purposes of complying with the NYSE American listing rules, the issuance of shares of common stock in excess of the Share Cap of up to $100 million of securities in connection with a standby equity purchase agreement;
7.
To approve the issuance of up to $100 million of securities in one or more non-public offerings where the maximum discount at which securities may be offered may be equivalent to a discount of up to 30% to the market price of the Company’s common stock;
8.
To approve the issuance of shares upon conversion of certain promissory notes held by an affiliate;
9.
To ratify the selection, by the Audit Committee and the Board, of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
10.
To approve the adjournment of the Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposals or establish a quorum; and
11.
To transact such other business as may properly come before the Annual Meeting.

The Board has fixed the close of business on June 9, 2025 (the “Record Date”) as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Please review in detail the proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

We will mail proxy materials on or about June 10, 2025 to our stockholders of record as of the close of business on the Record Date. We are also providing access to our proxy materials over the Internet beginning on or about June 10, 2025.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting. You may vote on the internet, by telephone or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

Our Board has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, our board of directors unanimously recommends a vote “FOR” the director nominee listed in Item 1 above and “FOR” each other matter to be considered.

By order of the Board,

/s/ Alessandro Zamboni
Alessandro Zamboni
Executive Chairperson

Denver, Colorado

June 10, 2025

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, PLEASE VOTE YOUR SHARES IN ADVANCE. You may vote your shares in advance of the Annual Meeting via the internet, by telephone, or by mailing the completed proxy card. Voting instructions are printed on your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 9, 2025

Our proxy statement for the Annual Meeting, Form 10-K and 10-K/A for the year ended December 31, 2024 and proxy card are also available free of charge at www.proxydocs.com/BURU

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	5

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	5

PROPOSAL NO. 1 — TO ELECT ALESSANDRO ZAMBONI AS A CLASS III DIRECTOR TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2028 AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED	9

PROPOSAL NO. 2 – TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 SHARES TO 900,000,000 SHARES	12

PROPOSAL NO. 3 – TO AUTHORIZE THE REINCORPORATION OF THE COMPANY FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA BY CONVERSION	15

PROPOSAL NO. 4 – TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AND AUTHORIZE THE BOARD OF DIRECTORS, TO EFFECT ONE OR MORE REVERSE STOCK SPLITS	24

PROPOSAL NO. 5 – TO APPROVE, FOR PURPOSES OF COMPLYING WITH THE NYSE AMERICAN LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP IN CONNECTION WITH THE ISSUANCE OF CONVERTIBLE NOTES TO INDIGO CAPITAL LP	29

PROPOSAL NO. 6 – TO APPROVE, FOR PURPOSES OF COMPLYING WITH THE NYSE AMERICAN LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP OF UP TO $100 MILLION OF SECURITIES IN CONNECTION WITH A STANDBY EQUITY PURCHASE AGREEMENT	31

PROPOSAL NO. 7 – TO APPROVE THE ISSUANCE OF UP TO $100 MILLION OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES MAY BE OFFERED MAY BE EQUIVALENT TO A DISCOUNT OF UP TO 30% TO THE MARKET PRICE OF THE COMPANY’S COMMON STOCK	33

PROPOSAL NO. 8 – TO APPROVE THE ISSUANCE OF SHARES UPON CONVERSION OF CERTAIN PROMISSORY NOTES HELD BY AN AFFILIATE	35

PROPOSAL NO. 9 – TO RATIFY THE SELECTION, BY THE AUDIT COMMITTEE AND THE BOARD, OF WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	36

PROPOSAL NO. 10 – TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING FROM TIME TO TIME, TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, UNDER CERTAIN CIRCUMSTANCES, INCLUDING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN FAVOR OF THE FOREGOING PROPOSALS, IN THE EVENT THE COMPANY DOES NOT RECEIVE THE REQUISITE STOCKHOLDER VOTE TO APPROVE SUCH PROPOSALS OR ESTABLISH A QUORUM	38

REPORT OF THE AUDIT COMMITTEE	39

CORPORATE GOVERNANCE	40

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	46

EXECUTIVE COMPENSATION	49

DIRECTOR COMPENSATION	53

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	55

Nuburu, Inc.

7442 S. Tucson Way, Suite 130

Centennial, CO 80112

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being furnished to the stockholders of Nuburu, Inc., a Delaware corporation (the “Company”, “we”, “us”, or “our”), on or about June 10, 2025, in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Thrive Workplace Cherry Creek, 201 Milwaukee Street, Unit 200, Denver, CO 80206on July 9, 2025 at 9:00 a.m., Mountain Time, and any adjournment or postponements thereof.

Only holders of record of outstanding shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at the close of business on June 9, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on the Record Date. There were 62,158,526 shares of Common Stock outstanding and entitled to vote on the Record Date.

QUESTIONS AND ANSWERS ABOUT THE

PROXY MATERIALS AND OUR ANNUAL MEETING

How do I attend, participate in, and ask questions during the Annual Meeting?

The Annual Meeting will start at 9:00 a.m., Mountain Time, on July 9, 2025. In order to enter the Annual Meeting, you will need the 16-digit control number, which is included on your proxy card if you are a stockholder of record, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares in “street name.”

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on June 9, 2025, the Record Date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting.

How do I vote?

•
For Proposal No. 1, you may either vote “For,” or choose that your vote be “Withheld” from, the nominee to the Board.
•
For all of the other Proposals, you may vote “For,” “Against” or “Abstain.”

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof. The procedures for voting, depending on whether you are a stockholder of record or a beneficial owner, are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in any of the following manners:

•
To vote over the Internet prior to the Annual Meeting, follow the instructions provided on the proxy card that you receive by mail or e-mail. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
•
To vote by telephone, call the toll-free number found on the proxy card you receive by mail or e-mail.
•
To vote by mail, complete, sign and date the proxy card you receive by mail or e-mail and return it promptly. As long as your signed proxy card is received before the Annual Meeting, we will vote your shares as you direct.

Even if you plan to participate in the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to participate in the Annual Meeting. The Internet and telephone voting facilities for eligible stockholders of record will close at 11:59 p.m. Eastern Time on July 8, 2025. Even if you have submitted your vote before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted or follow the instructions to submit your vote by the Internet or telephone, if those instructions provide for Internet and telephone voting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent, or contact your broker, bank or other agent to request a proxy form.

Can I revoke my proxy and change my vote?

Yes. You can revoke your proxy vote at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy vote in any one of three ways:

•
You may submit a new vote on the Internet or by telephone or submit a properly completed proxy card with a later date.
•
You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 7442 S. Tucson Way, Suite 130, Centennial, CO 80112.
•
You may attend the Annual Meeting and vote in person at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner, you will need to revoke or resubmit your proxy through your broker (or bank or other nominee) and in accordance with its procedures.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Alessandro Zamboni, our Executive Chairperson, has been designated as the proxy holder for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holder will use his own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holder can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the ten matters outlined in the notice of meeting on the cover page of this Proxy Statement.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of the voting power of one-third of the shares of Common Stock issued and outstanding and entitled to vote are present or represented by proxy at the Annual Meeting.

If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the Chair of the Annual Meeting or one-third of the voting power of the stockholders entitled to vote at the Annual Meeting, present or represented by proxy, may adjourn the Annual Meeting to another time or place.

What vote is required to approve each item?

Proposal No. 1 – Election of Class III Director. The election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The nominee receiving the support of stockholders representing the greatest numbers of shares of Common Stock present at the meeting, in person or by proxy and entitled to vote, shall be elected as director.

Proposal No. 3. A majority of the outstanding stock entitled to vote thereon is required to approve Proposal No. 3 regarding reincorporation.

Proposal Nos. 2, 4, 5, 6, 7, 8, 9, and 10. A majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon is required to approve each of these proposals.

What are the recommendations of the Board?

The Board recommends a vote “FOR” the election of the nominee for director named in this Proxy Statement and “FOR” Proposal Nos. 2, 3, 4, 5, 6, 7, 8, 9, and 10. If you sign and return your proxy card but do not specify how you want your shares voted, the person named as the proxy holder on the proxy card will vote in accordance with the recommendations of the Board.

The Board does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should properly come before the Annual Meeting, the proxy holder will vote as recommended by the Board or, if no recommendation is given, in accordance with his or her best judgment.

What are the effects of broker non-votes?

A broker “non-vote” generally occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the broker or other nominee has not received instructions as to such proposal from the beneficial owner and does not have discretionary power to vote on such proposal. Broker non-votes on Proposal No. 3 regarding reincorporation will have the same effect as a vote against the proposal. Broker non-votes for Proposal Nos. 1, 2, 4, 5, 6, 7 and 8 will not effect voting on the proposals. There will not be broker non-votes with respect to Proposal Nos. 9 and 10 since brokers have discretionary power to vote on such proposals.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items. The Company believes that the proposals to be considered at the Annual Meeting, except for Proposal Nos. 9 and 10, are non-routine matters under applicable rules. Accordingly, we believe your broker, bank, or other holder of record will not have discretion to vote your shares on the proposals, except for Proposal Nos. 9 and 10, in which case, if you do not instruct your broker how to vote with respect to each proposal (other than Proposal Nos. 9 and 10), your broker may not vote with respect to such proposal. However, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the New York Stock Exchange, which regulates broker-dealers and their discretion to vote on stockholder proposals. In the event that it is determined that a different voting standard applies to a particular proposal or that the status of a matter as either “routine” or “non-routine” should be changed, the Company will file supplemental proxy materials with the SEC to notify you regarding such matters.

How are abstentions treated?

Abstentions will have no effect on Proposal Nos. 1, 2, 4, 5, 6, 7, 8, 9 and 10 and will have the effect of votes against on Proposal No. 3.

How can I contact Nuburu’s transfer agent?

You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (206) 406-5789, or by writing Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004-1561. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.continentalstock.com.

Who pays for costs relating to the proxy materials and the Annual Meeting of Stockholders?

The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders, the enclosed Annual Report and proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

Where can I find the voting results of the Annual Meeting?

We intend to disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (the “SEC”), within four business days after the meeting.

PROPOSAL NO. 1 – To elect Alessandro Zamboni as a Class III director to hold office until the annual meeting of stockholders to be held in 2028 and until his successor is duly elected and qualified

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors.

The Board currently consists of four directors. Alessandro Zamboni serves as Chairman of the Board and as a Class III director whose current term expires at the Annual Meeting and who is standing for reelection at the Annual Meeting. Shawn Taylor and Dario Barisoni are Class I directors, whose current terms expire at the annual meeting of stockholders to be held in 2026. Matteo Ricchebuono is a Class II director, whose current term will expire at the annual meeting of stockholders to be held in 2027.

Any director may be removed from office by the stockholders of the Company as provided in Section 141(k) of the Delaware General Corporation Law (“DGCL”). At each annual meeting of stockholders of the Company, stockholders will be asked to elect all of the directors of the class of directors whose term expires at the conclusion of that applicable annual meeting of stockholders. All such directors, whether newly elected or re-elected, shall be elected for a three-year term.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, those shares will be voted for the election of a substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

The following table sets forth, for the Class III director and for our other current directors, information with respect to their position/office held with the Company and their ages as of the Record Date:

Name	Age	Position(s)	Position Since
Class III Director whose term expires at the Annual Meeting and who is standing for election at the Annual Meeting
Alessandro Zamboni	46	Executive Chairman	2025
Class I directors whose terms expire at the annual meeting of stockholders to be held in 2026
Shawn Taylor	62	Director	2025
Dario Barisoni	57	Director	2025
Class II Directors whose terms expire at the annual meeting of stockholders to be held in 2027
Matteo Ricchebuono	49	Director	2025

Set forth below is biographical information for the nominee and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

Nominee for Election to a Three-Year Term Expiring at the Annual Meeting of Stockholders to be Held in 2028

Alessandro Zamboni is Chairman of the Board. Mr. Zamboni worked for 11 years as equity partner and managing director of the management consulting company NIKE Group S.p.A., now part of Accenture, which specializes in regulatory and internal controls for banks and insurance firms. In 2014, Mr. Zamboni founded The AvantGarde Group, a venture builder based in Milan, Italy, which launched “Supply@ME,” a working capital (inventory) monetization platform listed on the UK Main Market since 2020, and “RegTech Open Project,” an operational resilience software platform recently listed on the UK Main Market. He is also the founding member of DevoLab, the SDA Bocconi’ think tank group focused on exponential technologies and innovations. Mr. Zamboni is currently the Chief Executive Officer of Supply@ME Capital plc. Mr. Zamboni holds a Bachelor of Arts (BA) degree in Economics from the University of Turin in Turin, Italy.

We believe Mr. Zamboni is qualified to serve on the Board based on his extensive experience with strategic investing, capital raising, and business consulting.

Directors Continuing in Office Until the Annual Meeting of Stockholders to be Held in 2026

Shawn Taylor is a seasoned fractional Chief Financial Officer with over 20 years of experience in SaaS Technology, Media, and high-value intellectual property sectors. With a track record of success in both start-up and scale-up environments, he has played pivotal roles in venture capital-funded and publicly traded companies. His expertise encompasses corporate finance, initial public offerings, equity and debt financings, strategic restructurings, and merger and acquisition transactions. He has served as Chief Financial Officer for a range of European based entities including Eight Capital Partners plc, an international financial services operating company, since December of 2023. Prior to working with Eight Capital Partners plc, Mr. Taylor served as Chief Financial Officer for the following companies: Bolt Global Media Ltd from August 2022 to December of 2023; Quickmove Ltd. from January of 2021 to February 2022; Gibbs Hybrid Ltd. from August of 2019 to December 2020; and Abal plc (formerly Imaginatik plc) from August 2005 to August 2019. Mr. Taylor’s career highlights include spearheading the initial public offering of Imaginatik on the London Stock Exchange’s AIM market, scaling businesses to significant revenue growth and negotiating high-value trade sales. Mr. Taylor has been a fellow of and is a Chartered Accountant with the Institute of Chartered Accountants in England and Wales since 1990. Mr. Taylor holds a BSc in Geography from Kings College, London University.

We believe Mr. Taylor is qualified to serve on the Board due to his extensive financial expertise, knowledge of the capital markets and substantive experience growing technology companies.

Dario Barisoni brings over two decades of expertise in the technology sector, with a focus on optoelectronics, electronics, and international business. His career spans senior leadership roles across Europe, the Middle East, and Asia, with a strong track record in market expansion, mergers and acquisitions, internationalization, and establishing international joint ventures and partnerships. He has served as the Co-founder and Managing Director of Bionexus, a start-up with a focus on mergers and acquisitions in the healthcare sector, since 2024; Managing Partner of 2Invest, an investment company with focus in the Energy, Technology, IT sectors and financial services, since 2023. Prior to founding Bionexus and 2Invest, from 2012 to 2023, Mr. Barisoni served as CEO Middle East and Asia to SIAE Microelectronica, a global telecom supplier specializing in digital high-tech infrastructures for utility companies and telecom operators. As regional CEO, Mr. Barisoni established and expanded several subsidiaries across Asia and the Middle East, led multi-million-dollar telecom infrastructure projects, spearheaded sales and business development for Asia and the Middle East, and led legal, financial, operational, sales and human resources departments. Prior to this role, he has held executive positions for a range of European based, technology manufacturing companies including the German Rohde & Schwarz, Marconi plc, Pirelli Cables and Systems (now Prysmian). Mr. Barisoni has also served as a Board Member of the Italian Business Council UAE, a Dubai organization that associates all of the Italian enterprises operating or doing business in the country, since 2021; and as a Board Member of the Italian Chamber of Commerce to South East Asia since 2009. Mr. Barisoni holds an Executive MBA from POLIMI Graduate School of Management, Milan, Italy and a Master of Science in Optoelectronic Engineering from Politecnico di Milano, Milan, Italy.

We believe Mr. Barisoni is qualified to serve on the Board due to his extensive leadership experience, corporate transactional and growth expertise, and knowledge of the technology and manufacturing sectors.

Directors Continuing in Office Until the Annual Meeting of Stockholders to be Held in 2027

Matteo Ricchebuono has served as the President and Chief Executive Officer of SFE Société Financière Européenne SA since January 2024. Mr. Ricchebuono has also served since May 2014 as a member of the Board Monaco MC of Groupe Financier de Gestion SAM, which is the investment manager of GFG Funds, a Luxembourg SICAV that manages four fixed income-focused funds available for European distribution. Prior to this role, Mr. Ricchebuono was a partner of Global Funds Europe in London, United Kingdom (UK), from March 2014 through

February of 2020. Global Funds Europe acts as a distributor of third-party investment funds to Italian institutional investors and is the sole distributor for Lazard Feres Gestion in Italy. Prior to this role, Mr. Ricchebuono was in the Institutional Client Group and in the Debt Capital Market Group with Deutsche Bank in London, UK, from April 2006 through January 2014. Prior to this role, Mr. Ricchebuono was with UBS in London, UK, from July 2005 through March 2006. Mr. Ricchebuono also served at the retail desk of Banca IMI in Milan, Italy, which developed a range of retail financial products. Mr. Ricchebuono holds a Masters degree in Economics from the Bocconi University in Milan, Italy.

We believe Mr. Ricchebuono is qualified to serve on the Board based on his extensive experience in the financial services industry and capital raising.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” the election of ALESSANDRO ZAMBONI to serve as A Class III Director on the Board.

Proposal No. 2 – TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 SHARES TO 900,000,000 SHARES

Our Certificate of Incorporation currently authorizes the issuance of up to 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock. Our board has approved and recommends to the stockholders an amendment to increase the number of authorized shares of Common Stock from 250,000,000 shares to 900,000,000 shares (the “Increase in Authorized Shares Amendment”).

The proposed form of amendment to our Certificate of Incorporation to effect the Increase in Authorized Shares Amendment is attached as Appendix A to this Proxy Statement.

Following the increase in authorized shares as contemplated in the Increase in Authorized Shares Amendment, 900,000,000 shares of Common Stock will be authorized and 50,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”) will remain authorized. There will be no changes to the issued and outstanding shares of common stock or preferred stock.

Reasons for the Increase in Authorized Shares Amendment

Beginning in the second quarter of 2024, we have discussed our new business plan focused on building a stable foundation for the development of our current business and investment in controlling interests in strategic targets in the future (the “Transformation Plan”). In order for our Transformation Plan to succeed, we will need to raise significant additional capital, including through the issuance of securities, and issue a significant number of securities as consideration for the acquisition of controlling interests in strategic targets. In addition, we will require access to additional shares to satisfy obligations to noteholders and holders of outstanding warrants, for compensatory purposes, to satisfy contractual obligations to financial advisors and placement agents, and to implement a payment plan pursuant to which we intend to issue shares to an intermediary who will, in turn, provide cash to us for the repayment of certain outstanding payables. If the Increase in Authorized Share Amendment is not approved, we will not be able to continue to finance the Company or implement the Transformation Plan. While a reverse stock split could potentially result in more authorized shares, to the extent we do not proportionately reduce the authorized shares, we are currently limited to conducting a maximum 5-for-1 reverse stock split.

As of the Record Date, 62,158,526 shares of our Common Stock and 2,388,905 shares of Series A Preferred Stock were outstanding and the following additional share amounts were potentially issuable (collectively, the “Issuable Shares”):

•
158,336 shares issuable upon the exercise or vesting of compensatory equity awards;
•
114,445 shares issuable upon conversion of preferred stock;
•
1,632,187 shares issuable upon exercise of outstanding warrants;
•
6,086,957 shares issuable in connection with the Financial Support and Acknowledgement Agreement between the Company, Alessandro Zamboni and SFE Equity Investments S.a.r.l; and

•
21,049,863 shares issuable upon conversion of outstanding convertible notes.

Based on our issued and outstanding shares of Common Stock and Issuable Shares, as of the Record Date, we had 91,200,314 shares of Common Stock remaining available for issuance in the future. Accordingly, amending the Certificate of Incorporation to increase the authorized number of shares of our Common Stock from 250,000,000 shares to 900,000,000 shares would allow us sufficient flexibility to issue the Issuable Shares and to issue additional shares of Common Stock to meet the future needs of the Company and implement the Transformation Plan.

Our issuance of additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of our Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of our Common Stock. The increase in the authorized number of shares of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in the authorized number of shares of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

We plan to issue shares of Common Stock in the transactions described in this Proxy Statement, to the extent such transactions are approved by our stockholders. In addition, as previously disclosed, we may issue a significant amount of Common Stock (or securities convertible into Common Stock) as consideration for acquisitions of controlling interests in strategic targets as part of our Transformation Plan, to the extent such transactions receive required regulatory and stockholder approvals. For example, on February 19, 2025, we entered into a commitment letter with Trumar Capital LLC (“Trumar”) to acquire through the acquisition of interests in TCEI S.a.r.l., a subsidiary formed to facilitate the transaction (“TCEI”): (i) a controlling interest in a defense-tech company, Tekne S.p.A., that specializes in the design, production, and outfitting of a diverse range of vehicles, including industrial and military applications, as well as electronic devices for defense and security, advanced telecommunications, and tracking systems; and (ii) a controlling interest in a software as a service startup, 1AF2 S.r.l., focused on operational resilience. The anticipated investments will occur in stages. The first stage, which has been completed, involved the purchase of a 20% ownership interest in TCEI for an aggregate price of $1.5 million in cash plus $23.5 million in notes. Such notes carry a five-year maturity, a 10% annual interest rate, and a three-month grace period, followed by a monthly payment structure, and are cancellable if the full transaction does not close. The second stage, which will require both stockholder and regulatory approval, will involve the investment in additional ownership interests in TCEI, resulting in the Company (i) having an indirect controlling interest in the target entities and (ii) issuing Common Stock in excess of 19.9% of its outstanding Common Stock as part of the purchase price. The Company would also receive rights to appoint directors for each target entity, consistent with its percentage of ownership in each entity. On March 31, 2025, the Company also entered into a Joint Pursuit Agreement with Tekne S.p.A. to allow both parties to jointly develop and market certain defense-related vehicles and services in advance of closing the full TCEI acquisition. We are not seeking stockholder approval of the TCEI transaction at this time and are including the description of this strategic investment as an example of transactions that we have previously disclosed and are pursuing in connection with our Transformation Plan and with respect to which additional shares could be issued.

Following the effectiveness of the Increase in Authorized Shares Amendment, we may explore additional financing opportunities or strategic transactions that could require the issuance of additional shares of Common Stock.

Effects of the Increase in Authorized Shares Amendment

Following the filing of the Increase in Authorized Shares Amendment with the Secretary of State of the State of Delaware, we will have the authority to issue up to an additional 650,000,000 shares of Common Stock. These shares may be issued without stockholder approval at any time, in the sole discretion of our Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

The Increase in Authorized Shares Amendment will not change the number of shares of Common Stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock. To the extent we also implement a reverse stock split without proportionately reducing the authorized shares, such reverse stock split would effectively increase the authorized shares available to the Company.

Advantages and Disadvantages of Increasing the Number of Authorized Shares of Common Stock

There are certain advantages and disadvantages to increasing the Company’s authorized common stock.

The advantages include:

•
the ability to raise capital by issuing securities in connection with future financing transactions;
•
having shares of Common Stock available to pursue our Transformation Plan and additional business expansion opportunities;
•
the ability to settle outstanding debt and other obligations through the issuance of shares of Common Stock; and
•
the ability to compensate directors, officers, contractual counterparties, and strategic advisors with equity.

The disadvantages include:

•
in the event that additional shares of Common Stock are issued, in certain cases, dilution to the existing stockholders, including a decrease in our net income per share in future periods, which could cause the market price of our stock to decline; and
•
that the issuance of additional stock could deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price.

Procedure for Implementing the Amendment

The Increase in Authorized Shares Amendment will become effective upon the filing, or such later time as specified in the filing, with the Secretary of State of the State of Delaware. The form of the Increase in Authorized Shares Amendment is attached hereto as Appendix A. The exact timing of the filing of the Increase in Authorized Shares Amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 SHARES TO 900,000,000 SHARES

PROPOSAL NO. 3 – To authorize the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion

Our Board has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”). If our stockholders approve the proposal, we will effect the Reincorporation by converting (the “Conversion”) the corporation as provided in the DGCL and the Nevada Revised Statutes (the “NRS”). For the purposes of this proposal, we sometimes refer to the Company as “Nuburu-DE” prior to the Reincorporation and “Nuburu-NV” after the Reincorporation. Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth and will allow us to take advantage of certain provisions of the corporate and tax laws of Nevada.

Reasons for the Reincorporation in Nevada

Our Board believes that reincorporating in Nevada is in the best interests of the Company and its stockholders. Nevada has no corporate income tax, franchise tax, or personal income tax, and the Nevada commerce tax does not apply to any company with less than $4,000,000 in gross annual revenue. If we reincorporate in Nevada, our annual fees (based on current regulatory requirements) would consist of an annual business license fee of $500, an annual domestic agent representation fee of $175, and an annual fee based on the number of authorized shares and their par value, currently equal to $150, which we believe will be substantially less than the franchise taxes and other payments we must pay on an annual basis to the State of Delaware.

We believe Nevada law is generally regarded as being more supportive of businesses. Nevada generally affords greater protection to directors and officers than Delaware, which we believe will help us recruit directors and officers during our rebuilding phase and reduce the likelihood of losses from stockholder litigation. The corporate law in Nevada automatically extends liability protection for breaches of the duty of care to officers, whereas Delaware corporate law only removes liability for these breaches if the corporation opts to remove such liability in its Certificate of Incorporation. In Delaware, directors and officers are liable for: (a) breaches of the duty of care (unless an exculpation amendment to the charter is adopted); (b) breaches of the duty of loyalty; (c) actions done in bad faith; (d) improper personal benefit; and (e) intentional fraud, misconduct, or knowing violation of the law. In Nevada, corporations must only make directors and officers liable for behavior that is both a breach of the duty of loyalty and intentional fraud, misconduct, or knowing violation of the law. Additionally, corporations organized in Nevada can choose to indemnify officers and directors (and cover their legal expenses) from all actions, so long as the officer or director acted in good faith and in a manner which he or she reasonably believed to be in (or not opposed to) the best interests of the corporation, while such discretionary indemnification is more limited for Delaware corporations.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits. Unlike Delaware, in Nevada reverse stock splits may be implemented without stockholder approval, provided (among other things) that the number of authorized shares is adjusted proportionately. For a small, emerging company like Nuburu, the ability to quickly implement a reverse stock split in order to maintain its stock exchange listing is important.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board by any party to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, see “Comparative Rights of Stockholders Before and After the Reincorporation” below.

Material Terms of the Conversion

The process for reincorporating the Company from Delaware to Nevada calls for the certificate of conversion to be filed with the Delaware Secretary of State and for the Nevada articles of incorporation and articles of conversion to be filed with the Nevada Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company (the “Plan of Conversion”). The Plan of Conversion provides that the Company will convert into a Nevada corporation, which will continue with all of the assets, rights, privileges and powers of Nuburu-DE, and all property owned by Nuburu-DE, all debts due to Nuburu-DE, as well as all other causes of action belonging to Nuburu-DE immediately prior to the conversion, remaining vested in Nuburu-NV following the conversion. Nuburu-NV will remain as the same entity following the conversion. The directors and officers of Nuburu-DE immediately prior to the conversion will be the directors and officers of Nuburu-NV. The Plan of Conversion is attached hereto as Appendix B.

Pursuant to the Reincorporation, Nuburu-NV will assume all of Nuburu-DE’s obligations related to convertible equity securities and other rights to purchase Nuburu-DE Common Stock. Nuburu-DE’s outstanding convertible and exercisable securities consist of warrants and options to purchase Nuburu-DE Common Stock. Each outstanding warrant and option to purchase shares of Nuburu-DE Common Stock will be converted into a warrant and option to purchase a number of shares of Nuburu-NV Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the Plan of Conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Nevada articles of incorporation and bylaws, which are attached hereto as Appendix C and Appendix D, respectively.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Delaware and be subject to the Company’s existing Certificate of Incorporation and bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the certificate of conversion filed with the Secretary of State of Delaware and the articles of conversion and articles of incorporation filed with the Secretary of State of Nevada, in each case, upon acceptance thereof by the Delaware Secretary of State and the Nevada Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, non-U.S., estate, gift, or other tax consequences, of the Reincorporation. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders1 that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, persons who hold our Common Stock as qualified small business stock within the meaning of Section 1202 of the Code, persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of our Common Stock, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold our Common Stock pursuant to the exercise of any employee stock option or otherwise received our Common Stock as compensation. No ruling from the Internal Revenue Service (“IRS”) or opinion of counsel will be sought with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

The Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

•
U.S. holders will not recognize any gain or loss as a result of the Reincorporation;
•
the aggregate tax basis of the shares of Nuburu-NV Common Stock received in the Reincorporation by a U.S. holder will be equal to the U.S. holder’s aggregate tax basis of the shares of Nuburu-DE Common Stock converted therefor;
•
the holding period of the shares of Nuburu-NV Common Stock received in the Reincorporation by a U.S. holder will include the U.S. holder’s holding period of the shares of Nuburu-DE Common Stock converted therefor; and
•
no gain or loss will be recognized by the Company as a result of the Reincorporation.

U.S. holders that have acquired different blocks of Nuburu-DE Common Stock at different times or at different prices should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, any shares of Nuburu-NV Common Stock received in connection with the Reincorporation.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Securities Act Consequences

The shares of Nuburu-NV Common Stock to be issued in exchange for shares of Nuburu-DE Common Stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, Nuburu-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a conversion that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Nuburu-NV will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our Common Stock are freely tradable before the Reincorporation will continue to have freely tradable shares of Nuburu-NV Common Stock. Stockholders holding restricted shares of Nuburu-NV Common Stock will be subject to the same restrictions on transfer as those to which their present shares of our Common Stock are subject. In summary, Nuburu-NV and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of Nuburu-NV Common Stock. New stock certificates representing shares of Nuburu-NV common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to a sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Nuburu-NV Common Stock, as the case may be, following the Effective Time of the Conversion.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reincorporation described in this Proposal No. 3.

Potential Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, whereby our Board of Directors may be able to take certain actions without the need for stockholder approval, as discussed under “Comparative Rights of Stockholders Before and After the Reincorporation.”

Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our Common Stock will be converted into shares of Nuburu-NV’s Common Stock. Consequently, our common stockholders, whose rights as stockholders are currently governed by the DGCL and the Company’s current Certificate of Incorporation and Bylaws, will become stockholders of Nuburu-NV (as the surviving corporation) whose rights will be governed by the NRS and the Articles of Incorporation and the Bylaws of Nuburu-NV, which are attached hereto as Appendix C and Appendix D, respectively.

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the key provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences between the NRS and the DGCL and the differences between Nuburu-DE’s Certificate of Incorporation and bylaws and Nuburu-NV’s Articles of Incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Nuburu-DE’s Certificate of Incorporation and bylaws and Nuburu-NV’s Articles of Incorporation and bylaws.

Provisions	Nuburu-DE (Delaware law)	Nuburu-NV (Nevada law)
Authorized Capital Stock	The authorized capital stock of Nuburu-DE currently consists of 250,000,000 shares of common stock, par value $0.0001 per share and 50,000,000 shares of preferred stock, par value $0.0001 per share.

The authorized capital stock of Nuburu-NV following the proposed reincorporation will consist of 250,000,000 shares of common stock, par value $0.0001 per share and 50,000,000 shares of preferred stock, par value $0.0001 per share.

Nuburu-DE’s Certificate of Incorporation authorizes the Board to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.

Nuburu-NV’s Articles of Incorporation will authorize the Board to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.

Number of Directors

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.

Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

The Certificate of Incorporation of Nuburu-DE provides that the number of directors shall be fixed from time to time by the Board by a resolution adopted by a majority of the whole board of directors.

Nuburu-NV’s bylaws will provide that the number of directors shall be not less than one nor more than 15. Subject to this limitation, the number of directors may be fixed from time to time by action of the board of directors.

Classified Board	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes divided as equally as possible with staggered terms of office.	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.
	The Certificate of Incorporation of Nuburu-DE provides for a classified board of	The Articles of Incorporation of Nuburu-NV provide for a classified board of directors. One

	directors. One class of directors is elected annually at the annual meeting of stockholders.	class of directors will continue to be elected annually at the annual meeting of stockholders.
Removal of Directors

Under Delaware law, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them.

Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Nuburu-DE’s Certificate of Incorporation provides that, only for so long as the Board of Directors is classified and subject to the rights of holders of preferred stock, any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors.

Nuburu-NV’s bylaws provide that a director may be removed from office in accordance with the Articles of Incorporation or the NRS.
Board Action by Written Consent

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

	Nuburu-DE’s Certificate of Incorporation and bylaws do not change this statutory rule.	Nuburu-NV’s bylaws will permit the board of directors to act by written consent.
Special Meetings of Stockholders

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Nuburu-DE’s Certificate of Incorporation provides that special meetings of the stockholders may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the

Nuburu-NV’s Articles of Incorporation will provide that special meetings of the stockholders may only be called by the Chairman of the Board, the Chief Executive Officer or by a resolution adopted by the

	Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board.	affirmative vote of a majority of the Board of Directors.
Cumulative Voting	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

	Nuburu-DE’s Certificate of Incorporation and bylaws provide that no stockholder shall have cumulative voting rights in the election of directors.	Nuburu-NV’s Articles of Incorporation and bylaws will not have a provision granting cumulative voting rights in the election of its directors.
Vacancies

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the Board may fill the vacancies for the remainder of the term of office of a resigning director or directors.

All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

Nuburu-DE’s Certificate of Incorporation provides that any vacancies shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders.

Nuburu-NV’s Articles of Incorporation will provide that any vacancies may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum.
Stockholder Voting Provisions

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Nuburu-DE’s bylaws provide that the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock representing one-third (1/3) of the voting power of all outstanding shares of capital stock entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing one-third (1/3) of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. At all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Amended and Restated Certificate of Incorporation, the By Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

Nuburu-NV’s bylaws will provide that, unless otherwise required by law, the Articles of Incorporation or the Bylaws, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes cast on a matter at the meeting at which a quorum is present. Directors shall be elected by a plurality of the votes cast at the election. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or for or withheld with respect to a director nominee.

Stockholder Action by Written Consent

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be

Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.

necessary to authorize such action at a meeting provide written consent. Delaware law also requires the corporation to give prompt notice of corporate action taken without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Nuburu-DE’s Certificate of Incorporation provides that stockholder action may not be taken by written consent.

Nuburu-NV’s Articles of Incorporation will provide that no action required or permitted to be taken by the stockholders at any annual or special meeting of stockholders may be taken without a meeting and the stockholders may not act by written consent.

Advance Notice of Stockholder Proposals	Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.	Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.
	Nuburu-DE’s bylaws provide that stockholders are required to give timely notice, in the form described in the bylaws, of any business to be brought before a stockholder meeting.	Nuburu-NV’s bylaws will provide that stockholders are required to give timely notice, in the form described in the bylaws, of any business to be brought before a stockholder meeting.
Amendments to the Bylaws

Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Nuburu-DE’s bylaws provide that they may be altered, amended or repealed by the Board or by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of stock of the Company.

Nuburu-NV’s bylaws will provide that the bylaws may be altered, amended or repealed by the Board or by the affirmative vote of the holders of at least 66 and 2/3% of the outstanding voting power of the Company, voting together as a single class.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE authorizATION OF the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion

PROPOSAL NO. 4 –To approve an amendment to the Company’s Certificate of Incorporation, and authorize the BOARD, to effect ONE OR MORE reverse stock splitS

Our Board has approved and recommends that the stockholders grant the Board the authority to file an amendment (the “Reverse Split Amendment”) to the Certificate of Incorporation, to effect a reverse stock split (the “Reverse Stock Split”) at any ratio at the Board’s discretion up to the maximum permitted by the NYSE American (or other applicable stock exchange) at any time, and including multiple splits, during the 12-months following approval of this proposal in order to comply with the NYSE American (or other applicable stock exchange) minimum price continued listing standards. Pursuant to the proposed Reverse Split Amendment, the form of which is attached to this proxy statement as Appendix E, no changes will be made to the total number of shares of Common Stock authorized for issuance under the Certificate.

Purposes and Effect of the Reverse Split Amendment

The Board has determined that it is in the best interests of the Company and its stockholders to implement one or more Reverse Stock Splits in order to comply with the NYSE American (or other applicable stock exchange) minimum price continued listing standards. The Board believes that approval of a proposal providing the Board with this generalized grant of authority with respect to setting the split ratio, rather than mere approval of a pre-defined reverse stock split, will give the Board flexibility to set the ratio in accordance with current market conditions and therefore allow the Board to act in the best interests of the Company and its stockholders. The Board is seeking approval to implement one or more reserve stock splits, during the 12-months following approval, based on the best interests of the Company. The Reverse Stock Split proposal is not part of a going-private transaction.

Implementing one or more Reverse Stock Splits will help us improve our capital structure, which we believe will facilitate further potential business and financing transactions, increase the trading price of the Company’s Common Stock and provide us with greater liquidity and a stronger investor base.

Our Common Stock is listed on the NYSE American. Under NYSE American rules, a stock split ratio may not be at or exceed 1-for-200 during a two-year period. On July 23, 2024, we effected a reverse stock split of our Common Stock at a ratio of 1-for-40. As a result, we are currently limited to implementing less than a 1-for-5 reverse stock split. If we determine to move our listing from NYSE American to Nasdaq, we may be able to implement additional reverse stock splits in order to continue to meet applicable listing standards.

Any Reverse Stock Split would decrease the total number of shares of our Common Stock outstanding and should, absent other factors, proportionately increase the market price of our Common Stock to a level above the minimum price for continued listing standard. Therefore, the Board believes that the Reverse Stock Split is an effective means for us to maintain compliance with appliable minimum price continued listing standards.

After one or more Reverse Stock Splits are effected, if at all, we will continue to be subject to the periodic reporting requirements of the Exchange Act. By itself, a Reverse Stock Split will not have any impact on the market in which our Common Stock is traded; however, our Common Stock would be identified with a new CUSIP number following any Reverse Stock Split.

Certain Risks Associated with a Reverse Stock Split

The effect of a Reverse Stock Split upon the market price for our Common Stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, while we expect that a Reverse Stock Split will result in an increase in the per share price of our Common Stock, there can be no assurance that the market price of our Common Stock immediately after a Reverse Stock Split will be maintained for any period of time. This will depend on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding.

Even if an increased share price can be maintained, a Reverse Stock Split may not achieve the other desired results which have been outlined above. In particular, we cannot assure you that a Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the continued listing standards of the NYSE American or any other national securities exchange. Moreover, because some investors may view a reverse stock split negatively, there can be no assurance that the Reverse Split Amendment will not adversely impact the market price of our Common Stock.

In addition, although we believe a Reverse Stock Split may enhance the desirability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to institutional and other long-term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the Reverse Stock Split.

Stockholders should recognize that if a Reverse Stock Split is effected, they will own a proportionally smaller number of shares than they currently own. Therefore, if the Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of our Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

However, the Board has determined that these negative factors are outweighed by the potential benefits.

Mechanics of the Reverse Stock Split

No Fractional Shares

Stockholders will not receive fractional shares of Common Stock in connection with a Reverse Stock Split. Instead, stockholders who would have been entitled to a fractional share will receive such additional fraction of a share of Common Stock as is necessary to increase the fractional share to which they were entitled to a full share.

Effect on Stock Options, Outstanding Preferred Stock, and Warrants

•
The per share exercise price of any outstanding stock options would be increased proportionately, and the number of shares issuable under outstanding stock options and all other outstanding equity-based awards would be reduced proportionately;
•
There will be no change to the number of outstanding or authorized shares of Preferred Stock; however, the number of shares into which such Preferred Stock may be converted will be proportionately adjusted as provided in the terms of the Preferred Stock;
•
The number of shares of Common Stock authorized for future issuance under our stock incentive plans would be proportionately reduced and other similar adjustments would be made under the stock incentive plans to reflect the Reverse Stock Split; and
•
The exercise, exchange or conversion price of all other outstanding securities that are exercisable or exchangeable for or convertible into shares of our Common Stock would be proportionately adjusted and the number of shares of Common Stock issuable upon such exercise, exchange or conversion would be proportionately adjusted.

The table below provides examples of a Reverse Stock Split at various ratios between 5-for-1 and 100-for-1:

Shares Outstanding as of June 9, 2025	Reverse Stock Split Ratio	Shares Outstanding After Reverse Stock Split(1)	Reduction in Shares Outstanding
62,158,526	5-for-1	12,431,705	49,726,821
	50-for-1	1,243,171	60,915,355
	75-for-1	828,780	61,329,746
	100-for-1	621,585	61,536,941

(1)
Stockholders will not receive fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, stockholders who would have been entitled to a fractional share will receive such additional fraction of a share of Common Stock as is necessary to increase the fractional share to which they were entitled to a full share. Thus, the amounts of shares outstanding calculated herein are estimates and the exact amounts cannot currently be determined.

A Reverse Stock Split will affect all holders of the Company’s Common Stock uniformly and will not change the proportionate equity interests of such stockholders, nor will the respective voting rights and other rights of holders of the Company’s Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Stock Split.

A Reverse Stock Split will not affect total stockholders’ equity on the Company’s balance sheet. As a result of the Reverse Stock Split, the stated capital component attributable to the Company’s Common Stock will be reduced in accordance with the range selected by the Board, and the additional paid-in capital component will be increased by the amount by which the Common Stock is reduced. Amounts for earnings (loss) per share of Common Stock will be restated for the effects of the Reverse Stock Split and will be higher than the previously disclosed amounts because there will be fewer shares of the Common Stock outstanding.

Authorized Shares of Common Stock

Because the number of authorized shares of Common Stock will not be reduced proportionately, a Reverse Stock Split would increase the ability of the Board to issue authorized and unissued shares without further stockholder action. As we have previously disclosed, the development of our business and implementation of our Transformation Plan will require substantial additional capital will depend on our ability to raise additional funding, which would include fundraising transactions that involve the issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock.

Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reverse Stock Split described in this Proposal No. 4.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, non-U.S., estate, gift, or other tax consequences, of the Reverse Stock Split. This discussion is based upon current provisions of the Code, current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, persons who hold our Common Stock as qualified small business stock within the meaning of Section 1202 of the Code, persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of our Common Stock, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold our Common Stock pursuant to the exercise of any employee stock option or otherwise received our Common Stock as compensation. No ruling from the IRS or opinion of counsel will be sought with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

The federal income tax consequences of the Reverse Stock Split to a U.S. holder may depend upon whether such U.S. holder receives solely a reduced number of shares of Common Stock in exchange for its old shares of Common Stock or whether such U.S. holder also receives an additional fraction of a share of Common Stock (a “Round-Up Fractional Share”) as is necessary to increase the fractional share the U.S. holder would have received to a full share.

Subject to the discussion below addressing the receipt by certain U.S. holders of a Round-Up Fractional Share, the Company believes that the Reverse Stock Split should constitute a recapitalization pursuant to Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code. A U.S. holder should not recognize gain or loss for federal income tax purposes as a result the Reverse Stock Split. Such U.S. holder’s aggregate basis in the reduced number of shares of Common Stock should equal the U.S. holder’s aggregate basis in its old shares of Common Stock and such U.S. holder’s holding period in the reduced number of shares should include its holding period in its old shares exchanged therefor. U.S. holders that have acquired different blocks of our Common Stock at different times or at different prices should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, any shares of our Common Stock received in connection with the Reverse Stock Split.

The federal income tax treatment to U.S. holders who receive a Round-Up Fractional Share is unclear. A U.S. holder who receives one whole share of the Company’s Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any U.S. holder, and U.S. holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a Round-Up Fractional Share in the Reverse Stock Split, including the basis and holding period of any such Round-Up Fractional Share.

The Company should not recognize any gain or loss as a result of the Reverse Stock Split.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE FORM OF REVERSE STOCK SPLIT amendment and authorizATION OF the BOARD to effect ONE OR MORE reverse stock splitS

PROPOSAL NO. 5 – TO APPROVE, FOR PURPOSES OF COMPLYING WITH THE NYSE AMERICAN LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP IN CONNECTION WITH THE ISSUANCE OF CONVERTIBLE NOTES TO INDIGO CAPITAL LP;

On March 3, 2025, we entered into the following transactions with Indigo Capital LP (“Indigo Capital”):

•
in exchange for a capital infusion of $1,500,000 to support our payment of the acquisition consideration for the TCEI transaction described in Proposal No. 2 above, we issued to Indigo Capital a $1,578,495 face amount unsecured, convertible note (“Note 1”) that bears no interest for so long as it is not in default and has a March 1, 2026 maturity date and a conversion price equal to a 20% discount to the lowest VWAP during the 5 days prior to the conversion date; and
•
in exchange for the extinguishment of existing senior convertible notes of the Company held by Indigo Capital, we issued to Indigo Capital a $894,708 face amount unsecured, convertible note (“Note 2”) that bears no interest for so long as it is not in default, and has March 1, 2026 maturity date and a conversion price equal to 33.33% of the lowest VWAP during the 5 days prior to the conversion date.

On April 22, 2025, pursuant to a securities purchase agreement and an exchange agreement, we entered into the following transactions with Indigo Capital:

•
in exchange for a capital infusion of $1,350,000, we issued to Indigo Capital a $1,421,053 face amount unsecured, convertible note (“Note 3”) that bears no interest for so long as it is not in default and has an April 21, 2026 maturity date and a conversion price equal to the lowest VWAP during the 5 days prior to the conversion date; and
•
in exchange for the extinguishment of an existing unsecured promissory note of the Company with a $2,003,097 face amount, we issued to Indigo Capital a $2,108,523.16 face amount unsecured, convertible note (“Note 4”) that bears no interest for so long as it is not in default, and has an April 21, 2026 maturity date and a conversion price equal to the lowest VWAP during the 5 days prior to the conversion date.

Pursuant to a registration rights agreement, Indigo Capital has the right to require us to file a registration statement with the SEC to register the resale of shares that it may receive upon conversion of the notes. The notes are subordinate to the currently outstanding Series A Preferred Stock, solely with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

The transaction documents contain customary representations, warranties, and covenants, and the notes include customary events of default including, but not limited to, failure to pay amounts due when required, default in covenants, bankruptcy events, and suspension or delisting from trading of the common stock on an eligible exchange.

The notes provide a beneficial ownership limitation that limits the number of shares the holder may beneficially own at any one time to less than 9.9%. Consequently, the number of shares of Common Stock that the holder may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. In addition, the holder may sell some or all of the shares received upon conversion of the notes, permitting the holder to acquire additional shares in compliance with the beneficial ownership limitation.

The issuance of the notes and underlying Common Stock will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders.

Additional information regarding the transactions described in this Proposal No. 5 can be found in the Current Reports on Form 8-K filed by the Company on March 10, 2025 and April 28, 2025.

Reasons for Requesting Stockholder Approval

NYSE American listing rules require stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock at lower than market value. The terms of our agreements with Indigo Capital also require that we seek and obtain such stockholder approval.

Without obtaining stockholder approval, we may issue up to 19.9% of the shares of our issued and outstanding Common Stock immediately prior to the date of the Note 1 transaction, which would be a limit of 7,164,304 shares of Common Stock with respect to Note 1. If stockholder approval of this proposal is received, based on our closing stock price of $0.41 on June 5, 2025 and not taking into account any beneficial ownership limitations in the promissory notes, we would issue a total of 2,081,695 shares to Indigo Capital pursuant to Note 1.

Without obtaining stockholder approval, with respect to the Note 2, Note 3, and Note 4 transactions, which would be aggregated under NYSE rules, we may issue up to 19.9% of the shares of our issued and outstanding Common Stock immediately prior to the date of the Note 2 transaction, which would be a limit of 7,164,304 shares of Common Stock with respect to such aggregated transactions. If stockholder approval of this proposal is received, based on our closing stock price of $0.41 on June 5, 2025 and not taking into account any beneficial ownership limitations in the promissory notes, we would issue a total of 9,571,125 shares to Indigo Capital pursuant to Note 2, Note 3, and Note 4.

The Board has determined that the issuance of the notes described in this Proposal No. 5 and the issuance of shares of Common Stock on conversion of the notes, is in the best interests of the Company and its stockholders because of our critical need to obtain additional financing in order to pursue our Transformation Plan, achieve commercialization, and reduce existing debt.

Possible Effects of Disapproval of this Proposal

If we fail to obtain the approval of our stockholders as required by NYSE American, we would be in breach of our obligations to Indigo Capital and may have to disgorge proceeds received in the transaction.

Our ability to successfully implement our Transformation Plan, achieve commercialization, and ultimately generate value for stockholders is dependent on our ability to raise capital. If we are unsuccessful in retaining the capital raised pursuant to the notes, and raising necessary additional capital, we would be required to curtail our business plans, reduce operating expenses, dispose of assets, and seek extended terms on existing obligations, among other things, or pursue a sale, dissolution, liquidation, or bankruptcy.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP IN CONNECTION WITH THE ISSUANCE OF CONVERTIBLE NOTES TO INDIGO CAPITAL LP

PROPOSAL NO. 6 – TO APPROVE, FOR PURPOSES OF COMPLYING WITH THE NYSE AMERICAN LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP OF UP TO $100 MILLION OF SECURITIES IN CONNECTION WITH A STANDBY EQUITY PURCHASE AGREEMENT

On May 30, 2025, we entered into the Standby Equity Purchase Agreement (as it may be amended from time to time, the “SEPA”) with YA II PN, LTD, a Cayman Islands exempt limited partnership (together with its successors or assigns, the “Investor”) pursuant to which we have the right to sell to the Investor up to $100 million of Common Stock (the “Commitment Amount”), subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. We also agreed to register the resale of shares of Common Stock issued to the Investor pursuant to the SEPA. Sales of the shares of our Common Stock to the Investor under the SEPA, and the timing of any such sales, are at our option, and we are under no obligation to sell any shares of Common Stock to the Investor under the SEPA. The SEPA is attached as Appendix F to this Proxy Statement.

Upon the satisfaction of the conditions to the Investor’s purchase obligation set forth in the SEPA, including having a registration statement registering the resale of the shares of Common Stock issuable under the SEPA declared effective by the SEC, we will have the right, but not the obligation, from time to time at our discretion, to direct the Investor to purchase a specified number of shares of Common Stock (an “Advance”) by delivering written notice to the Investor (an “Advance Notice”). While there is no mandatory minimum amount for any Advance, it may not exceed 100% of the average of the daily traded amount during the five consecutive trading days immediately preceding an Advance Notice.

The shares of Common Stock purchased pursuant to an Advance will be purchased at a price equal to 97% of the lowest daily VWAP of the shares of Common Stock during the three consecutive trading days commencing on the date of the delivery of the Advance Notice, other than the daily VWAP on a day in which the daily VWAP is less than a minimum acceptable price as stated by the Company in the Advance Notice or there is no VWAP on the subject trading day, in which cases the size of the Advance may be reduced to account for such day(s) in which the daily VWAP is less than the applicable minimum acceptable price or there is no VWAP. We may establish a minimum acceptable price in each Advance Notice below which we will not be obligated to make any sales to the Investor. “VWAP” is defined as the daily volume weighted average price of the shares of Common Stock for such trading day on the NYSE American during regular trading hours as reported by Bloomberg L.P.

Under applicable NYSE American rules and the terms of the SEPA, in no event may we issue to the Investor under the SEPA shares of Common Stock equal to greater than 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the SEPA (the “SEPA Share Cap”), unless (i) we obtain stockholder approval to issue shares of Common Stock in excess of the SEPA Share Cap in accordance with applicable NYSE American rules, or (ii) the average price per share paid by the Investor for all of the shares of Common Stock that we direct the Investor to purchase from us pursuant to the SEPA, if any, equals or exceeds the lower of (a) the official closing price of the Common Stock on NYSE American immediately preceding the execution of the SEPA and (b) the average official closing price of the Common Stock on NYSE American for the five consecutive trading days immediately preceding the execution of the SEPA, adjusted as required by NYSE American. Moreover, in accordance with terms of the SEPA, we may not issue or sell any shares of Common Stock to the Investor under the SEPA which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 thereunder), would result in the Investor beneficially owning more than 4.99% of the then outstanding shares of Common Stock.

Actual sales of shares of Common Stock to the Investor under the SEPA will depend on a variety of factors to be determined by us from time to time, which may include, among other things, market conditions, the trading price of the Common Stock and determinations by us as to the appropriate sources of funding for our business and operations.

The SEPA will automatically terminate on the earliest to occur of (i) the 36-month anniversary of the date of the SEPA or (ii) the date on which the Investor shall have made payment of Advances pursuant to the SEPA for Common Stock equal to the Commitment Amount. We have the right to terminate the SEPA at no cost or penalty upon five (5) trading days’ prior written notice to the Investor, provided that (i) there are no outstanding Advance Notices for which shares of Common Stock need to be issued and (ii) we have paid all amounts owed to the Investor pursuant to the SEPA.

As consideration for the Investor’s commitment to purchase the shares of Common Stock pursuant the SEPA, we (i) paid the Investor a structuring fee in the amount of $25,000 and (ii) agreed to pay a commitment fee in Common Stock in an amount equal to 1% of the commitment amount, or $1,000,000, to be paid 50% on execution of the SEPA and 50% 90 days following the date of the SEPA.

The net proceeds payable to us under the SEPA will depend on the frequency and prices at which Common Stock is sold. We expect that proceeds received from such sales will be used primarily for working capital and general corporate purposes and for purposes of the transactions that are part of our Transformation Plan.

Reasons for the Financing

We believe that the SEPA provides necessary additional sources of capital to us. The proceeds that we expect to receive pursuant to the SEPA will allow us to fund our business operations. The SEPA provides us with future flexibility to enhance our liquidity in an opportunistic and efficient manner, and only when we deem it to be necessary. We remain focused on creating long-term value for our stockholders, and the SEPA will allow us to be strategic in how we access and deploy capital to achieve our Transformation Plan.

Reasons for Requesting Stockholder Approval

NYSE American listing rules require stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock at lower than market value.

Accordingly, we are seeking stockholder approval under NYSE American listing rules for the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for our Common Stock) pursuant to the SEPA equal to 20% or more of the shares of our Common Stock outstanding immediately prior to the SEPA at lower than market value.

Without obtaining stockholder approval, we may issue up to 19.9% of the shares of our issued and outstanding Common Stock as of the date of the SEPA, which would be a limit of 12,369,547 shares of Common Stock. If stockholder approval of this proposal is received, based on our closing stock price of $0.41 on June 5, 2025 and not taking into account any beneficial ownership limitations in the SEPA, we would issue a total of 243,902,439 shares to the Selling Stockholder pursuant to the SEPA.

Possible Effects of Disapproval of this Proposal

We are not seeking the approval of our stockholders to authorize our entry into the SEPA. The SEPA has already been executed and delivered, and the closing of the SEPA has occurred. The failure of our stockholders to approve this proposal will mean that the issuance of shares of Common Stock in accordance with the SEPA will be limited to an amount up to the SEPA Share Cap and we will not be able to realize the full benefit of this important financing transaction.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of $100 million shares of Common Stock to the Investor. The issuance of shares of Common Stock to the Investor will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF THE SHARE CAP OF UP TO $100 MILLION OF SECURITIES IN CONNECTION WITH THE STANDBY EQUITY PURCHASE AGREEMENT

PROPOSAL NO. 7 – TO APPROVE THE ISSUANCE OF UP TO $100 MILLION OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES MAY BE OFFERED MAY BE EQUIVALENT TO A DISCOUNT OF UP TO 30% TO THE MARKET PRICE OF THE COMPANY’S COMMON STOCK

NYSE American listing rules require stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock at lower than market value. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances.

We may seek to raise additional capital to implement our business strategy, pay vendors and service providers, extinguish outstanding trade payables and liabilities incurred in the ordinary course, or enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that may require stockholder approval under NYSE American rules, we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop.

We are asking our stockholders to approve the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public transactions (including without limitation private placements of debt or equity securities for cash, private placements of debt or equity securities for services, securities exchange agreements intended to restructure or repay outstanding liabilities (including overdue trade payables), issuances exempt from registration pursuant to Section 3(a)(9) or Section 3(a)(10) of the Securities Act in connection with financing transactions intended to extinguish outstanding trade payables and liabilities incurred in the ordinary course (including overdue trade payables) subject to the following limitations:

•
the total aggregate consideration for securities we issue will not exceed $100 million (or 349,283,968 shares of Common Stock issued directly or on conversion of a convertible security, assuming the closing price as of June 5, 2025 and applying a 30% discount);
•
the maximum discount at which securities (which may consist of shares of Common Stock or debt or equity securities convertible into Common Stock, and accompanying warrants for the issuance of additional shares of Common Stock) will be equivalent to no more than a discount of 30% to the market price of our Common Stock at the date of issuance; and
•
such other terms as our Board shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

In accordance with NYSE American rules, the authorization provided by stockholders pursuant to this proposal will expire 90 days after the date of approval by stockholders.

The issuance of shares of our Common Stock, or other debt or equity securities convertible into shares of our Common Stock, in accordance with any offerings will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of our Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of our Common Stock. Existing stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction that may otherwise be beneficial to stockholders.

Our Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than $100 million worth of shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings would be until such offerings are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $100 million and the maximum number of shares of Common Stock issuable (directly or on conversion of a convertible security) will not exceed 349,283,968 million shares of Common Stock.

We expect the net proceeds of offerings will be used, directly or indirectly, to implement our business strategy, pay (directly or indirectly) vendors and service providers, extinguish outstanding liabilities and trade payables, and for other general working capital purposes.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO $100 MILLION OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES MAY BE OFFERED MAY BE EQUIVALENT TO A DISCOUNT OF UP TO 30% TO THE MARKET PRICE OF THE COMPANY’S COMMON STOCK

PROPOSAL NO. 8 – To approve the issuance of shares upon conversion of certain promissory notes HELD BY AN AFFILIATE

Our executive chairman, Mr. Zamboni, is the founder and sole director of The AvantGarde Group S.p.A. (“TAG”). TAG advanced approximately $545,000 to us in 2024, which was reflected as a subordinated, unsecured promissory note (the “TAG Note”). In addition, in May 2025, Mr. Zamboni loaned $900,000 of the cash proceeds he received in connection with the TCEI acquisition back to the Company for working capital purposes (the “Working Capital Loan”). Since Mr. Zamboni is our executive chairman and the founder of TAG, both of these loans are considered related person transactions under our Related Person Transactions Policy and were approved by our Board in accordance with such policy. Subsequently, in May 2025, Mr. Zamboni entered into conversion agreements with the Company permitting him to convert and settle, in whole or in part, both the TAG Note and the Working Capital Loan for shares of Common Stock, with the conversion price being 1/3 of the VWAP during the 5 days prior to conversion.

Reasons for Requesting Stockholder Approval

NYSE American listing rules require stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20 % or more of the common stock at lower than market value. Further, this proposal involves a related party transaction that we believe should be approved by vote of the stockholders and it may be considered to be compensatory in nature by NYSE American, requiring approval under NYSE American rules.

The Board has determined that the issuance of shares of Common Stock on conversion of the notes described in this proposal is in the best interests of the Company and its stockholders because of our need to reduce existing liabilities and conserve cash for operations.

Possible Effects of Disapproval of this Proposal

If we fail to obtain the approval of our stockholders as required by NYSE American, we may become obligated to repay the notes in cash, which we would prefer to use in our business operations. Our ability to successfully implement our business plans, achieve commercialization, and ultimately generate value for stockholders is dependent on our ability to raise capital, extinguish liabilities, and manage our liquidity.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES UPON CONVERSION OF CERTAIN PROMISSORY NOTES HELD BY AN AFFILIATE

PROPOSAL NO. 9 – To ratify the selection, by the Audit Committee and our Board, of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

The Audit Committee has engaged Withum as our independent registered public accounting firm for the year ending December 31, 2025 and is seeking ratification of this selection by our stockholders at the Annual Meeting. Withum has audited our financial statements since the year ended December 31, 2020. Representatives of Withum are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Withum as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Withum to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Withum. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that a change would be in the best interests of the Company and our stockholders.

Audit and Non-Audit Services

The following table provides information regarding the fees incurred to Withum by Nuburu, Inc. during the years ended December 31, 2024 and December 31, 2023. All fees described below were approved by the Audit Committee.

	December 31,	December 31,
	2024	2023
Audit Fees (1)	$415,800	$228,800
Audit-Related Fees (2)	-	95,120
Tax Fees (3)	-	-
All Other Fees	-	-
Total	$415,800	$323,920

(1)
Audit Fees of Withum were for professional services rendered for the annual audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements and the issuance of consents and comfort letters in connection with registration statement filings with the SEC. The audit fees for the year ended December 31, 2024 include fees related to the restatement of the Company’s annual financial statements for the year ended December 31, 2023.
(2)
Audit-Related Fees consist of fees related to assurance services not included in “Audit Fees”, which are primarily associated with fees for services incurred in connection with registration statements filed with the SEC and services normally provided by Withum in connection with statutory and regulatory filings or engagements.
(3)
Tax Fees consist of fees for tax compliance, tax advice and tax planning.

Auditor Independence

In 2024, there were no other professional services provided by Withum, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Withum.

Audit Committee Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the Company to render audit or non-audit services, the Audit Committee must review the terms of the proposed engagement and pre-approve the engagement. The Audit Committee may delegate authority to one or more of the members of the Audit Committee to provide these pre-approvals for audit or non-audit services, provided that the person or persons to whom authority is delegated must report the pre-approvals to the full Audit Committee at its next scheduled meeting. Audit Committee pre-approval of non-audit services (other than review and attest services) is not required if those services fall within available exceptions established by the SEC.

The Audit Committee pre-approved all audit, audit-related, tax and other services provided by Withum for 2024 and 2023 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee.

THE BOARD OF DIRECORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

PROPOSAL NO. 10 – To approve the adjournment of the Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposals or establish a quorum (the “adjournment proposal”)

The Adjournment Proposal, if adopted, will allow us to adjourn the Annual Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or to establish a quorum for the Annual Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Annual Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the aforementioned proposals or to establish a quorum.

Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL

REPORT OF THE AUDIT COMMITTEE

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board submits the following report:

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of the Board. The Audit Committee’s functions are more fully described in its charter, which is available in the “Corporate Governance” section of Nuburu’s investor relations website (Nuburu.net), provided that nothing at such website is incorporated herein. Management has the primary responsibility for the Company’s financial statements and reporting processes, including its systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2024.

The Audit Committee has discussed with Withum, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed Withum’s independence with their representatives and has received the written disclosures and the letter from Withum required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. Finally, the Audit Committee discussed with Withum, with and without management present, the scope and results of Withum’s audits of the Company’s financial statements.

Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC. The Audit Committee also has engaged Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and is seeking ratification of this selection by the stockholders.

Respectfully submitted,
THE AUDIT COMMITTEE

Shawn Taylor, Chair Dario Barisoni

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act, or the Exchange Act, except to the extent the Company specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

CORPORATE GOVERNANCE

Executive Officers

The following is biographical information for our executive officer, including his age as of June 9, 2025.

Name	Age	Position
Alessandro Zamboni	46	Executive Chairman

Alessandro Zamboni is the Company's Executive Chairman and a member of the Board. Please see Mr. Zamboni’s biography set forth above in Proposal No. 1.

Board of Directors

The following sets forth certain information, as of June 9, 2025, about each member of our Board. See Proposal No. 1 for a discussion of their specific experience, qualifications, attributes, or skills that led to the conclusion that they should serve as directors.

Name	Age	Term Expires	Position
Alessandro Zamboni	46	2025	Executive Chairman
Dario Barisoni	57	2026	Director
Matteo Ricchebuono	49	2027	Director
Shawn Taylor	62	2026	Director

Director Independence

The Board has determined that each of the directors on the Board other than Alessandro Zamboni (who serves as the Executive Chairman of the Company) qualifies as an independent director, as defined under the rules of NYSE American. The Company’s Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE American relating to director independence requirements.

Leadership Structure of the Board of Directors

Our Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairperson of the Board, as our Board believes that it is in the best interest of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board believes that our stockholders are best served at this time by having Mr. Zamboni serve as Executive Chairman of the Company as well as the Chairman of our Board. The Board will continue to evaluate whether to appoint a lead independent director and may do so in the future.

Role of Board of Directors in Risk Oversight Process

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

The Audit Committee also is responsible for oversight of our disaster recovery procedures and cybersecurity risks. The Company’s Compensation Committee also assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Board Committees

The Company’s Board has three standing committees - an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Copies of the charters for each committee are available on the Company’s website, provided that nothing at such website is incorporated herein.

The following table provides information on the Board’s committee memberships as of June 9, 2025:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
Alessandro Zamboni
Dario Barisoni	X	Chair	Chair	X
Matteo Ricchebuono				X
Shawn Taylor	Chair	X	X	X

Audit Committee

The Company’s Audit Committee consists of Shawn Taylor and Dario Barisono. Our Audit Committee currently consists of two directors. The Board has determined that each of the members of the Audit Committee satisfies the independence requirements of NYSE American and Rule 10A-3 under the Exchange Act and is able to read and understand fundamental financial statements in accordance with NYSE American’s Audit Committee requirements. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of his or her prior and/or current employment.

Shawn Taylor serves as the chair of the Audit Committee. The Board has determined that Mr. Taylor qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of NYSE American’s rules. In making this determination, the Board considered Mr. Taylor’s formal education and previous experience in financial roles. Both the Company’s independent registered public accounting firm and management periodically meet privately with the Company’s Audit Committee.

The functions of the Audit Committee include, among other things:

•
evaluating the performance, independence and qualifications of the Company’s independent auditors and determining whether to retain the Company’s existing independent auditors or engage new independent auditors;
•
reviewing the Company’s financial reporting processes and disclosure controls;
•
reviewing and approving the engagement of the Company’s independent auditors to perform audit services and any permissible non-audit services;
•
reviewing the adequacy and effectiveness of the Company’s internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of the Company’s internal audit function;
•
reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by the Company;
•
obtaining and reviewing at least annually a report by the Company’s independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;
•
monitoring the rotation of partners of the Company’s independent auditors on the Company’s engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on its independence, and assessing and otherwise taking the appropriate action to oversee the independence of the Company’s independent auditor;
•
reviewing the Company’s annual and quarterly financial statements and reports, including the disclosures contained in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of such periodic reports, and discussing the statements and reports with the Company’s independent auditors and management;
•
reviewing with the Company’s independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of the Company’s financial controls and critical accounting policies;
•
reviewing with management and the Company’s auditors any earnings announcements and other public announcements regarding material developments;
•
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, auditing or other matters;
•
preparing the report that the SEC requires in the Company’s annual proxy statement;
•
reviewing and providing oversight of any related party transactions in accordance with the Company’s related party transactions policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including the Company’s code of ethics;
•
reviewing the Company’s major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and
•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee Charter.

Compensation Committee

Our Compensation Committee consists of Dario Barisoni and Shawn Taylor. The Company’s Board has determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of NYSE American. The functions of the Compensation Committee include, among other things:

•
reviewing and approving the corporate objectives that pertain to the determination of executive compensation;
•
reviewing and approving the compensation and other terms of employment of the Company’s executive officers;
•
reviewing and approving performance goals and objectives relevant to the compensation of the Company’s executive officers and assessing their performance against these goals and objectives;
•
making recommendations to the Company’s Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Company’s Board;
•
reviewing and making recommendations to the Company’s Board regarding the type and amount of compensation to be paid or awarded to the Company’s non-employee board members;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;
•
administering the Company’s equity incentive plans, to the extent such authority is delegated by the Company’s Board;
•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for the Company’s executive officers;
•
reviewing with management the Company’s disclosures under the caption “Compensation Discussion and Analysis” in the Company’s periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such periodic report or proxy statement;
•
preparing an annual report on executive compensation to be included in the Company’s annual proxy statement, to the extent required by the SEC; and
•
reviewing and evaluating on an annual basis the performance of the Compensation Committee and recommending such changes as deemed necessary with the Company’s Board.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (the “N&CG Committee”) consists of Dario Barisoni and Shawn Taylor. The Company’s Board has determined that each of the members of the Company’s N&CG Committee satisfies the independence requirements of NYSE American. The functions of the N&CG Committee include, among other things:

•
identifying, reviewing and making recommendations of candidates to serve on the Company’s Board;
•
evaluating the performance of the Company’s Board, committees of the Company’s Board and individual directors and determining whether continued service on the Company’s Board is appropriate;
•
evaluating nominations by stockholders of candidates for election to the Company’s Board;
•
evaluating the current size, composition and organization of the Company’s Board and its committees and making recommendations to the Company’s Board for approvals;
•
developing a set of corporate governance policies and principles and recommending to the Company’s Board any changes to such policies and principles;
•
reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Company’s Board current and emerging corporate governance trends; and
•
reviewing periodically the N&CG Committee charter, structure and membership requirements and recommending any proposed changes to the Company’s Board, including undertaking an annual review of its own performance.

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics (the “Code of Conduct”), applicable to all of the Company’s employees, executive officers and directors. The Code of Conduct is available on the Company’s website. Information contained on or accessible through the Company’s website is not a part of this proxy statement. The N&CG Committee is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. The Company expects that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on its website.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. The Board adopted these Corporate Governance Guidelines to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board follows with respect to board and committee composition and selection, board meetings, Chief Executive Officer performance evaluation and management development and succession planning for senior management, including the Chief Executive Officer position, as well as minimum shareholding requirements for our officers and directors. A copy of our Corporate Governance Guidelines is available on the “Corporate Governance” section of our website.

Attendance at Board, Committee and Stockholder Meetings

During 2024, our Board held 53 meetings (including regularly scheduled and special meetings), our Audit Committee held six meetings, our Compensation Committee held one meeting, and our N&CG Committee held one meeting. During 2024, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during each period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our Board at the annual meetings of stockholders, we encourage, but do not require, directors to attend. All of the directors then serving attended the annual stockholders’ meeting held in 2024.

Executive Sessions of Non-Employee Directors

To encourage and enhance communication among non-employee directors, and as required under applicable NYSE American rules, our Corporate Governance Guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s Compensation Committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of the Company’s Board or Compensation Committee.

Considerations in Evaluating Director Nominees

Our N&CG Governance Committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our N&CG Committee will consider the current size and composition of our Board and the needs of our Board and the respective committees of our Board and other director qualifications. While our Board has not established minimum qualifications for Board members, some of the factors that our N&CG Committee considers in assessing director nominee qualifications include, without limitation, issues of character, professional ethics and integrity, judgment, and business experience, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board.

If our N&CG Committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management.

After completing its review and evaluation of director candidates, our N&CG Committee recommends to our full Board the director nominees for selection. Our N&CG Committee has discretion to decide which individuals to recommend for nomination as directors and our Board has the final authority in determining the selection of director candidates for nomination to our Board.

Stockholder Recommendations and Nominations to our Board of Directors

Our N&CG Committee will consider recommendations and nominations for candidates to our Board from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and Bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our N&CG committee will evaluate such recommendations in accordance with its charter, our bylaws and Corporate Governance Guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our Board should direct the recommendation in writing by letter to our corporate secretary at 7442 S. Tucson Way, Suite 130, Centennial, CO 80112, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Stockholder recommendations made to the Board must be received by December 31st of the year prior to the year in which the recommended candidate(s) will be considered for nomination. Our N&CG Committee has discretion to decide which individuals to recommend for nomination as directors.

Under our Bylaws, stockholders may also directly nominate persons for our Board. Any nomination must comply with the requirements set forth in our Bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our 2026 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed below under “Additional Information— Stockholder Proposals or Director Nominations for 2026 Annual Meeting.”

Insider Trading Policy

The Board has adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and consultants that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE American listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2024 Form 10-K.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of our Board are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our securities in a margin account.

Stockholder Communications with the Board of Directors

Should stockholders wish to communicate with the Board, any committee of the Board or any specified individual directors, they should send their correspondence to the attention of our Corporate Secretary at 7442 S. Tucson Way, Suite 130, Centennial, CO 80112. The communication should include the name, mailing address and telephone number of the stockholder sending the communication, the number of shares of stock owned by the stockholder and, if not the owner of record, the name of the owner of record of the shares beneficially owned by the stockholder, in order to permit stockholder status to be confirmed and for the Company to provide a response if deemed appropriate. The Corporate Secretary will forward the communication to the chair of the Audit Committee or the Board as a whole.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors, executive officers, and greater than 10% stockholders file reports with the SEC relating to their beneficial ownership of our securities. These reports are commonly referred to as Form 3, Form 4 and Form 5 reports. Based solely on a review of forms filed with the SEC and written representations from the reporting persons, we believe that all of these reporting persons complied with their filing requirements for the fiscal year ended December 31, 2024, except with respect to (i) the late filing of a Form 4 on May 21, 2024 for Brian Knaley with respect to two transactions on May 10, 2024; (ii) the late filing of a Form 4 on October 4, 2024 for each of Daniel Hirsch, Lily Yan Hughes and Kristi Hummel, each with respect to one transaction on October 1, 2024; and (iii) the Form 3 filings to be filed by Mr. Barisoni, Mr. Ricchebuono, Mr. Taylor, and Mr. Zamboni.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of June 9, 2025 (the “Ownership Date”), by:

•
each person or “group” who is known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock;
•
each of the Company’s named executive officers and directors; and
•
all current named executive officers and directors of the Company, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our Common Stock subject to common stock warrants, options that are currently exercisable or exercisable within 60 days of the Ownership Date, and restricted stock units and performance share awards that vest within 60 days of the Ownership Date, are deemed to be outstanding and to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table is based upon information supplied by named executive officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC.

Percentage ownership of our Common Stock in the table below is based on 62,158,526 shares of our Common Stock issued and outstanding on June 9, 2025. Unless noted otherwise, the address of each of the individuals and entities named below is c/o Nuburu, Inc., 7442 S. Tucson Way, Suite 130, Centennial, CO 80112.

Name of Beneficial Owner	Number of Outstanding Common Shares Beneficially Owned	Number of Common Shares Exercisable Within 60 Days	Number of Common Shares Beneficially Owned	Percentage of Beneficial Ownership
Greater than 5% Stockholders:
Esousa Group Holdings LLC and Michael Wachs(1)	4,745,508	-	4,745,508	7.6%
Indigo Capital(2)	5,884,740	-	5,884,740	9.5%
Named Executive Officers and Directors:
Brian Knaley (3)	32,930	29,159	62,089	*
Brian Faircloth (4)	8,037	5,250	13,287	*
Alessandro Zamboni	-	-	-	*
Dario Barisoni	-	-	-	*
Matteo Ricchebuono	-	-	-	*
Shawn Taylor	-	-	-	*
Common Shares all directors and executive officers own as a group (4 persons)	-	-	-	*

* Represents beneficial ownership of less than one percent of our outstanding shares of Common Stock.

(1)
Includes shares of Common Stock issuable to Esousa Group Holdings upon conversion of certain convertible notes held by Esousa Group Holdings. Information is based on a Schedule 13G/A filed on February 18, 2025.
(2)
Includes shares of Common Stock issued to Indigo Capital upon conversion of certain convertible notes.
(3)
Includes (i) 32,930 shares of Common Stock held by Mr. Knaley, (ii) 29,159 shares of Common Stock that may be acquired through the exercise of vested stock options held by Mr. Knaley and (iii) 7,548 shares of Common Stock that may be acquired within 60 days of the Ownership Date pursuant to stock options held by Mr. Knaley.

(4)
Includes (i) 8,037 shares of Common Stock held by Mr. Faircloth, (ii) 5,250 shares of Common Stock that may be acquired through the exercise of vested stock options held by Mr. Faircloth and (iii) 437 shares of Common Stock that may be acquired within 60 days of the Ownership Date pursuant to stock options held by Mr. Faircloth.

Percentage ownership of our Series A preferred stock (“Preferred Stock”) in the table below is based on 2,388,905 shares of our Preferred Stock issued and outstanding on June 9, 2025. Unless noted otherwise, the address of each of the individuals and entities named below is c/o Nuburu, Inc., 7442 S. Tucson Way, Suite 130, Centennial, CO 80112.

Name of Beneficial Owner	Number of Outstanding Series A Preferred Shares Beneficially Owned	Number of Series A Preferred Shares Exercisable Within 60 Days	Number of Series A Preferred Shares Beneficially Owned	Percentage of Beneficial Ownership
Greater than 5% Stockholders:
Anzu Investors (1)	1,081,361	-	1,081,361	45.3%
Wilson-Garling 2020 Family Trust uad 9/20/20 (2)	121,205	-	121,205	5.1%
Eunomia, LP	121,308	-	121,308	5.1%

Named Executive Officers and Directors:
Brian Knaley	-	-	-	-
Brian Faircloth	-	-	-	-
Alessandro Zamboni	-	-	-	-
Dario Barisoni	-	-	-	-
Matteo Ricchebuono	-	-	-	-
Shawn Taylor	-	-	-	-
Series A Preferred Shares all directors and executive officers own as a group (4) persons)	-	-	-	-

* Represents beneficial ownership of less than one percent of our outstanding shares of Preferred Stock.

(1)
Includes (i) 97,409 shares of Preferred Stock held by Anzu Nuburu LLC, (ii) 44,767 shares of Preferred Stock held by Anzu Nuburu II LLC, (iii) 36,937 shares of Preferred Stock held by Anzu Nuburu III LLC, (iv) 244,414 shares of Preferred Stock held by Anzu Nuburu V LLC, (v) 500,000 shares of Preferred Stock held by Anzu Partners LLC, (vi) 121,411 shares of Preferred Stock held by David Seldin, (vii) 24,282 shares of Preferred Stock held by CST Global LLC and (viii) 12,141 shares of Preferred Stock held by Whitney Haring-Smith. The aforementioned information is based partially on the information reported on Schedule 13D/A filed by the Anzu Investors on November 13, 2023. The foregoing Anzu Investors have entered into the 10b5-1 Sales Plan authorizing Tigress to sell all of the shares of Common Stock received by the Anzu Investors at the Closing of the Business Combination during the period specified in such plan, subject to certain price and volume parameters, and therefore may be deemed a “group” as that term is used in Section 13(d)(3) of the Exchange Act. Mr. Seldin, a Managing Partner of Anzu Partners LLC, and Debrah C. Herman, Chief Financial Officer of Anzu Partners LLC, each serve as the managers of each of the Anzu SPVs and share voting and investment power with respect thereto. The principal office of each of the Anzu Investors is 12610 Race Track Road, Suite 250, Tampa Florida 33626.
(2)
Includes 121,205 shares of Preferred Stock held by W-G Investments LLC, of which Ms. Garling is a member and of which her spouse, Thomas Wilson, is the sole manager. The aforementioned information is based partially on the information reported on Schedule 13D/A filed by the Wilson-Garling Family Trust uad 9/20/20 on June 13, 2023.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers, or “NEOs.” As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs as of December 31, 2024 were as follows:

•
Brian Knaley, former Chief Executive Officer; and
•
Brian Faircloth, Chief Operating Officer.

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2024, and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Brian Knaley (3)	2024	$388,726	$-	$246,001	$123,740	$-	$758,467
Former Chief Executive Officer	2023	$339,167	$50,000(4)	$-	$220,215	$-	$609,382
Brian Faircloth	2024	$148,650	$-	$-	$-	$-	$148,650
Chief Operating Officer	2023	$360,000	$-	$-	$92,820	$-	$452,820

(1)
The amounts in this column represent the aggregate grant-date fair value of awards of restricted stock units granted to the applicable named executive officer for the applicable year, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”). For a discussion of the assumptions made by the Company in determining the grant-date fair value of the Company’s restricted stock unit awards, please see Note 11 in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 15, 2025, as amended by Amendment No. 1 thereto, as filed with the SEC on April 30, 2025 (as amended, the “2024 Form 10-K”).
(2)
The amounts in this column represent the aggregate grant-date fair value of stock options granted to the applicable named executive officer for the applicable year, computed in accordance with ASC 718. For a discussion of the assumptions made by the Company in determining the grant-date fair value of the Company’s stock option awards, please see Note 11 in Item 8 in the 2024 Form 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the Company’s named executive officers.
(3)
Mr. Knaley served as the Company’s Chief Financial Officer from February 21, 2022 until October 31, 2023, earning an annual salary of $325,000. On November 1, 2023, the Company appointed Mr. Knaley as the Company's Chief Executive Officer and increased his annual base salary to $410,000. Effective January 31, 2025, Mr. Knaley resigned as Chief Executive Officer and a director of the Company. He is continuing to support the Company, leveraging his experience as CEO and CFO, through its leadership transition via special projects and financial reporting period until December 2025.

(4)
Consists of a spot bonus paid to Mr. Knaley upon the completion of the business combination (the “Business Combination”) of Nuburu Subsidiary, Inc. (“Legacy Nuburu”) with a subsidiary of Tailwind Acquisition Corp. (“Tailwind”), with Legacy Nuburu surviving such business combination as a wholly-owned subsidiary of Tailwind, on January 31, 2023.

Outstanding Equity Awards at Fiscal Year End on December 31, 2024

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2024. Following stockholder approval on February 22, 2024, we effected a reverse stock split of our Common Stock at a ratio of 1-for-40 (the “2024 Reverse Stock Split”), which occurred on July 23, 2024. The amounts below have been adjusted to reflect the 2024 Reverse Stock Split.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Brian Knaley	03/17/2022	(3)	6,121	2,513	244.40	03/16/2032
	07/18/2023	(4)	3,718	6,782	22.80	07/17/2033
	07/18/2023	(5)	4,072	4,553	22.80	07/17/2033
	11/1/2023	(6)	3,385	9,115	11.56	10/31/2033
	05/10/2024	(7)	-	23,000	5.38	5/10/2034
	01/07/2022	(8)					4,027	2,678
Brian Faircloth	07/18/2023	(9)	3,718	6,782	22.80	07/17/2033

(1)
This column represents the exercise price per share of the stock option on the date of the grant, as adjusted by the Common Stock Exchange Ratio (as defined in the Business Combination Agreement, filed as Exhibit 2.1 to the 2024 Form 10-K) (if granted before the Business Combination).
(2)
The market value is based on the fair market value of a share of Nuburu Common Stock on December 31, 2024, of $0.6650 per share, multiplied by the number of unvested awards.
(3)
1/4th of the total shares vested on February 1, 2023, and 1/48th of the total shares vested or will vest each month thereafter on the same day of the month, subject to the holder's continuous service through each vesting date.
(4)
1/4th of the total shares will vest on July 18, 2024, and 1/36th of the remaining shares will vest each month thereafter on the same day of the month, subject to the holder's continuous service through each vesting date.
(5)
1/36th of the total shares vested on July 18, 2023, and 1/36th of the total shares have vested or will vest each month thereafter on the same day of the month, subject to the holder's continuous service through each vesting date.
(6)
1/4th of the shares vested on November 1, 2024, and 1/36th of the remaining shares will vest each month thereafter on the same day of the month, subject to the holder's continuous service through each vesting date.
(7)
1/4th of the shares will vest on May 10, 2025, and 1/36th of the remaining shares will vest each month thereafter on the same day of the month, subject to the holder's continuous service through each vesting date.

(8)
The restricted stock units subject to the award vest upon satisfaction of both a service-based requirement and a liquidity event requirement. 1/4th of the total restricted stock units subject to the award satisfied the service-based requirement on the first trading day on or after February 15, 2023, and thereafter, 1/16th of the restricted stock units will satisfy the service-based requirement on each subsequent quarterly vesting date (consisting of February 15, May 15, August 15, and November 15 of a given year), subject to the holder’s continuous service through such date. 100% of the restricted stock units subject to the award satisfied the liquidity event requirement on the completion of the Business Combination and the holder’s continued service through the date of such completion.
(9)
1/4th of the total shares vested on July 18, 2024, and 1/36th of the remaining shares will vest each month thereafter on the same day of the month, subject to the holder's continuous service through each vesting date.

Executive Officer Employment Agreements

The following provides an overview summary of employment or service agreements with our named executive officers as of December 31, 2024.

Brian Knaley

We entered into an employment agreement with Brian Knaley, our former Chief Executive Officer, effective as of December 2, 2022, which agreement was further amended effective November 1, 2023. Mr. Knaley’s annual rate of base salary was $410,000, and he was eligible for an annual cash incentive bonus of up to 60% of his annual base salary. The bonus for 2023 and 2024 was or will be paid or will be payable in restricted stock units. He also earned an incentive bonus of $50,000 upon the completion of the Business Combination and a promotion equity award of 12,500 non-qualified stock options (as adjusted for the 2024 Reverse Stock Split) upon his promotion to Chief Executive Officer on November 1, 2023.

The term of employment for Mr. Knaley under his employment agreement was through October 31, 2025. If we had terminated Mr. Knaley’s employment without “cause” or Mr. Knaley terminated his employment for “good reason” (each as defined in Mr. Knaley’s employment agreement), and Mr. Knaley executed a separation agreement and release of claims in a form reasonably satisfactory to Nuburu that becomes effective and irrevocable no later than 60 days following the date of such termination, then Mr. Knaley would be entitled to continuing payments of base salary, payable monthly at the rate then in effect, for 12 months following his termination. If Mr. Knaley’s employment had terminated due to his death, Mr. Knaley’s surviving spouse or other beneficiary, if applicable, would be entitled to a lump sum payment equal to 6 months of Mr. Knaley’s base salary at the rate then in effect. If we had terminated Mr. Knaley’s employment due to his “disability” (as defined in Mr. Knaley’s employment agreement), and Mr. Knaley executed a separation agreement and release of claims in a form reasonably satisfactory to us that becomes effective and irrevocable no later than 60 days following the date of such termination, then Mr. Knaley would be entitled to severance pay with an aggregate value equal to 6 months of Mr. Knaley’s base salary at the rate then in effect, payable in equal monthly installments.

Upon a change in control (as defined in Mr. Knaley's employment agreement), all remaining unvested shares subject to Mr. Knaley's outstanding options or other compensatory equity awards covering shares of our Common Stock accelerate vesting in full prior to the completion of the change in control.

Mr. Knaley’s employment agreement includes certain non-solicitation obligations for 24 months following his termination and certain non-competition obligations for 24 months following his termination, provided that Mr. Knaley will not be subject to any non-competition obligations following his termination upon the expiration of the term of the employment agreement. Mr. Knaley’s employment agreement further provides for certain mutual non-disparagement obligations with respect to both Mr. Knaley and us.

Mr. Knaley resigned as Chief Executive Officer and a director of the Company effective as of January 31, 2025. Mr. Knaley is continuing to support the Company, leveraging his experience as CEO and CFO, through its leadership transition via special projects and financial reporting period until December 2025.

Brian Faircloth

We entered into an amended and restated employment agreement with Brian Faircloth, our Chief Operating Officer, effective as of December 2, 2022, which agreement was further amended effective January 1, 2024. Mr. Faircloth’s annual rate of base salary is $360,000, and he is eligible for incentive compensation as determined by the Board.

The term of employment for Mr. Faircloth under his amended and restated employment agreement is through October 31, 2025. If we terminate Mr. Faircloth’s employment without “cause” or Mr. Faircloth terminates his employment for “good reason” (each as defined in Mr. Faircloth’s amended and restated employment agreement), and Mr. Faircloth executes a separation agreement and release of claims in a form reasonably satisfactory to us that becomes effective and irrevocable no later than 60 days following the date of such termination, then Mr. Faircloth will be entitled to continuing payments of base salary, payable monthly at the rate then in effect, for 12 months following his termination. If Mr. Faircloth’s employment terminates due to his death, Mr. Faircloth’s surviving spouse or other beneficiary, if applicable, will be entitled to a lump sum payment equal to 6 months of Mr. Faircloth’s base salary at the rate then in effect. If we terminate Mr. Faircloth’s employment due to his “disability” (as defined in Mr. Faircloth’s amended and restated employment agreement), and Mr. Faircloth executes a separation agreement and release of claims in a form reasonably satisfactory to Nuburu that becomes effective and irrevocable no later than 60 days following the date of such termination, then Mr. Faircloth will be entitled to severance pay with an aggregate value equal to 6 months of Mr. Faircloth’s base salary at the rate then in effect, payable in equal monthly installments.

Mr. Faircloth’s employment agreement includes certain non-solicitation obligations for 24 months following his termination and certain non-competition obligations for 12 months following his termination, provided that Mr. Faircloth will not be subject to any non-competition obligations following his termination upon the expiration of the term of the employment agreement. Mr. Faircloth’s employment agreement further provides for certain mutual non-disparagement obligations with respect to both Mr. Faircloth and us.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards. In fiscal 2024, we did not grant new awards of stock options to our NEOs during the time period outlined in Item 402(x) of Regulation S-K.

Disclosure of Registrant’s Action to Recover Erroneously Awarded Compensation

In response to Item 402(w) of Regulation S-K, there was no time during or after the last completed fiscal year that the Company was required to either prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Company’s compensation recovery policy, or had an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement. The payout for the executive team was not based on any metrics that were impacted by restatements.

DIRECTOR COMPENSATION

Pursuant to the Company's Director Compensation Policy for 2024, each non-employee director was to receive the following cash amounts for his or her service:

Compensation element
Director Annual Retainer	$50,000
Audit Committee Chair	$50,000

The Company's Director Compensation Policy for 2024 provided that non-employee directors could convert all or 50% of their annual cash retainers into additional options at an implied 75% Black Scholes value. For those that elected this option, 25% of the annual retainer to be paid in options would be granted as vested options on the first day of each quarter in 2024. If the director chose the cash payment option, the amount would be paid quarterly in arrears. On January 13, 2025, the Company agreed that, with respect to any unpaid compensation with respect to the year-ended 2024, directors would accept common stock in lieu of cash.

Director Compensation for Fiscal Year Ended December 31, 2024

In November 2022, we entered into letter agreements with each of non-employee directors at that time. Pursuant to the non-employee director letter agreements, during 2024, each such non-employee director was entitled to a fee of $50,000 per annum (or $100,000 per annum in the case of the chair of the Audit Committee), payable quarterly in arrears (on a prorated basis, as applicable, with respect to board services rendered during the applicable quarter), as well as reimbursement of reasonable travel and other business expenses incurred in the performance of the non-employee director’s duties to us. Additionally, pursuant to the non-employee director letter agreements, following the effectiveness of the Registration Statement on Form S-8 (File No. 333-271183) registering shares of Common Stock to be issued pursuant to the Company’s 2022 Equity Incentive Plan (the “2022 Plan”), each such non-employee director on the Board at the time was granted a one-time award of restricted stock units covering 25,000 shares of Common Stock, scheduled to vest on a quarterly basis in equal installments over a two-year period commencing at the closing of the Business Combination (the “Closing”), subject to the non-employee director’s continued status as a service provider through the applicable vesting dates and such other terms and conditions as set forth in the 2022 Plan and the applicable award agreement thereunder.

Annual Equity Incentive Grant

In August 2023, Nuburu included in its director compensation policy an annual option grant of 50,000 non-qualified stock options per director, with a grant date of the next trading day following the Company's annual meeting of stockholders in 2024 and beyond. The awards vest monthly, on the first day of the month, over 12 months, with any remaining unvested awards accelerating if the next annual meeting is less than 12 months after the last one. The 2023 option awards were granted on August 31, 2023. The options vest in 12 monthly installments starting from June 16, 2023. The 2024 option awards were granted on December 28, 2024 to all directors serving at that time.

The annual option grants awarded to the Board for 2024 are summarized in the table below.

Board Position	Options Granted
Board Member Service	50,000
Board Chair	50,000
Compensation and Nominating Committee Chairs	40,000
Committee Members	10,000

We may further revise our executive and director compensation program from time to time to better align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward individuals who contribute to our long-term success. Decisions on the executive compensation program will be made by the Compensation Committee.

The following table presents the total compensation for each non-employee director that served on our Board during 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(4)	Option Awards ($)(3)(4)	Total ($)
John Bolton (5)	$-	$-	$10,007	$10,007
Daniel Hirsch (6)	$-	$-	$16,802	$16,802
Kristi Hummel (7)	$-	$-	$16,802	$16,802
Lily Yan Hughes (8)	$40,274	$-	$8,404	$48,678
Elizabeth Mora (9)	$100,000	$-	$-	$100,000
Alessandro Zamboni	$-	$-	$-	$-
Matteo Ricchebuono	$-	$-	$-	$-

(1)
The board retainer was pro-rated for Ms. Yan Hughes, as she resigned from the Board on October 21, 2024.
(2)
The amounts in this column represent the aggregate grant-date fair value of awards of restricted stock units granted to the applicable director, computed in accordance with ASC 718. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by our directors. For a discussion of the assumptions made by us in determining the grant-date fair value of our restricted stock unit awards, please see Note 11 in Item 8 of the 2024 Form 10-K.
(3)
The amounts in this column represent the aggregate grant-date fair value of stock options granted to the applicable director, computed in accordance with ASC 718. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by our directors. For a discussion of the assumptions made by us in determining the grant-date fair value of our stock option awards, please see Note 11 in Item 8 of the 2024 Form 10-K.
(4)
As of December 31, 2024, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors who served on our Board during 2024 were as shown below. The amounts below have been adjusted to reflect the 2024 Reverse Stock Split.

Name	Stock Awards	Stock Options
John Bolton	-	-
Daniel Hirsch	78	17,519
Kristi Hummel	-	18,894
Lily Yan Hughes	-	11,527
Elizabeth Mora	78	2,063
Alessandro Zamboni	-	-
Matteo Ricchebuono	-	-

(5)
Mr. Bolton resigned from the Board on April 30, 2024.
(6)
Mr. Hirsch resigned from the Board effective January 31, 2025.
(7)
Ms. Hummel resigned from the Board on October 21, 2024.
(8)
Ms. Yan Hughes resigned from the Board on October 21, 2024.
(9)
Ms. Mora resigned from the Board effective January 31, 2025.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2024.

Plan Category	Number of securities to be issued upon the exercise of outstanding stock options, appreciation rights, stock awards and restricted stock units (a)(1)	Weighted-average exercise price of outstanding options, stock appreciation rights, stock awards and restricted stock units(2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	222,992	$40.80	120,148
Equity compensation plans not approved by security holders	-	$-	-
Total	222,992	$40.80	120,148

(1)
Consists of 218,430 shares subject to outstanding options and 4,562 shares subject to outstanding restricted stock units issued pursuant to the 2022 Plan.
(2)
The weighted-average exercise price does not reflect the shares of our Common Stock that will be issued in connection with the settlement of restricted stock units, which have no exercise price.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions Policy

The Company’s Board has adopted a written Related Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of the Company’s policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or any of its subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.

Transactions involving compensation for services provided to the Company as an employee, consultant or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of the Company’s voting securities (including Common Stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of the Company’s voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to the Audit Committee (or, where review by the Audit Committee would be inappropriate, to another independent body of the Company’s Board) for review. To identify related person transactions in advance, the Company will rely on information supplied by the Company’s executive officers, directors and certain significant stockholders. In considering related person transactions, the Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

•
the risks, costs, and benefits to the Company;
•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•
the terms of the transaction;
•
the availability of other sources for comparable services or products; and
•
the terms available to or from, as the case may be, unrelated third parties.

The Audit Committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests. All of the transactions described in this section were entered into prior to the adoption of such policy.

Related Person Transactions

Descriptions of related person transactions contained in ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE of our amended Annual Report on Form 10-K/A for the year ended December 31, 2024, which is included with this Proxy Statement, are hereby incorporated by reference.

Related Person Transactions with the Company Subsequent to 2024 Year End

TCEI Acquisition

For a description of the TCEI Acquisition, see Proposal No. 2 above.

SYME Strategic Investment

On March 14, 2025, we entered into an up to $5.15 million in aggregate convertible facility with Supply@ME Capital Plc (“SYME”), a fintech platform focused on Inventory Monetisation© solutions for manufacturing and trading companies. This investment in SYME is anticipated to be funded by SFE EI (in exchange for approximately $3 million of convertible notes issued by us to SFE EI), and upon conversion is expected to result in our holding a controlling interest in SYME. Following approval by SYME stockholders, the Financial Conduct Authority, and The Panel on Takeovers and Mergers (collectively, the “Approvals”), we may convert amounts outstanding under the facility into ordinary shares of SYME at a fixed conversion rate of £0.00003 per ordinary share, with conversion shares accompanied by a warrant to acquire one additional ordinary share of SYME for every two ordinary shares of SYME issued on any conversion, with an exercise price of £0.000039, as well as the ability to exercise on a cashless basis. The Company’s Executive Chairman is the founder and current Chief Executive Officer of SYME, and as a result, the proposed investment was negotiated and approved by the independent board members.

SYME and its operating subsidiaries provide its platform for use by manufacturing and trading companies to access inventory trade solutions, enabling their businesses to generate cashflow, through a non-credit arrangement and without incurring debt. This is achieved by their existing eligible inventory being added to the platform and then monetised through purchases by third-party inventory funders. The inventory to be monetised can include warehoused goods waiting to be sold to end-customers or goods that are part of a typical import/export transaction. As of September 20, 2024, SYME had a pipeline of approximately £391.0m and approximately 15 employees.

TAG Note and Working Capital Loan

For a description of the TAG Note and Working Capital Loan, see Proposal No. 8 above.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports, or notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement, annual report, or notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Company stockholders may be “householding” our proxy materials. A single proxy statement, annual report, or notice of internet availability of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, annual report, or notice of internet availability of proxy materials, you may (1) notify your broker or (2) direct your written request to: Investor Relations, Nuburu, Inc., 7442 S. Tucson Way, Suite 130, Centennial, CO 80112. Stockholders who currently receive multiple copies of the proxy statement, annual report, or notice of internet availability of proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement, annual report, or notice of internet availability of proxy materials promptly to any stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Stockholder Proposals for Director Nominations for 2026 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting pursuant to Rule 14a‑8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before February 10, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a‑8 regarding the inclusion of stockholder proposals in company‑sponsored proxy materials. Proposals should be addressed to:

Nuburu, Inc.

Attention: Corporate Secretary

7442 S. Tucson Way, Suite 130, Centennial, CO 80112

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on March 11, 2026, and
•
no later than 5:00 p.m., Mountain Time, on April 10, 2026.

In the event that we hold our 2026 annual meeting more than 30 days before or more than 70 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on the 120th day prior to the day of our 2026 annual meeting, and
•
no later than 5:00 p.m., Mountain Time, on the later of (i) the 90th day prior to the day of our 2026 annual meeting and (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Universal Proxy Rules

In addition to complying with the advance notice provisions of our bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide timely notice that sets forth the information required by and otherwise complies with Rule 14a-19 under the Exchange Act, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting, which will be May 10, 2026 (except that, if the date of the meeting has changed by more than 30 days from such anniversary date, then notice must be provided by the later of 60 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company).

Availability of bylaws

A copy of our bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Annual Reports

Our Annual Report (which is not a part of our proxy soliciting materials) will be mailed with this Proxy Statement to those stockholders that request and receive a copy of the proxy materials in the mail. The Annual Report and this Proxy Statement are also available on the “SEC Filings” section of our investor relations website and at the SEC’s website at www.sec.gov. Please note that the information on our website is not part of this Proxy Statement.

Upon written request by a Company stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our Chief Financial Officer at 7442 S. Tucson Way, Suite 130, Centennial, CO 80112.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. These documents may be accessed through the SEC’s electronic data gathering, analysis and retrieval system, or EDGAR, via electronic means, including the SEC’s home page on the Internet (www.sec.gov).

Upon request, either orally or in writing, we will provide, without charge, to each person, including any beneficial owner, to whom a copy of this proxy statement is delivered, a copy of the documents incorporated by reference into this proxy statement but not delivered with the proxy statement. You may request a copy of these filings, and any exhibits we have specifically incorporated by reference as an exhibit in this proxy statement, at no cost by writing us at the following address: Nuburu, Inc., c/o Chief Financial Officer, 7442 S. Tucson Way, Suite 130, Centennial, CO 80112.

Appendix A

The Amended and Restated Certificate of Incorporation of the Company is hereby amended by deleting the first paragraph of Section 1 of Article IV and replacing it in its entirety to read as follows:

Section 1. This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 950,000,000 shares, of which 900,000,000 shares are Common Stock, $0.0001 par value per share, and 50,000,000 shares are Preferred Stock, $0.0001 par value per share.

A-1

Appendix B

PLAN OF CONVERSION

OF

NUBURU, INC.,

A DELAWARE CORPORATION

INTO

NUBURU, INC.,

A NEVADA CORPORATION

THIS PLAN OF CONVERSION, dated as of June [•], 2025 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Nuburu, Inc., a Delaware corporation, in order to set forth the terms, conditions and procedures governing the conversion of Nuburu, Inc. from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.195 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Nuburu, Inc. is a corporation organized and existing under the laws of the State of Delaware (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, the terms and provisions of this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.
Conversion; Effect of Conversion.
(a)
Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Nevada corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the NRS, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Delaware.
(b)
Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Nevada, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Nevada.
(c)
The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.
(d)
Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Nuburu, Inc.”
(e)
The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.
2.
Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:
(a)
executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;
(b)
executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 266 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and
(c)
executing and filing (or causing the execution and filing of) Articles of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Nevada Articles of Incorporation”), with the Secretary of State of the State of Nevada.
3.
Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Nevada Articles of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).
4.
Effect of Conversion.
(a)
Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.0001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.0001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).
(b)
Effect on Series A Preferred Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Series A Preferred Stock, $0.0001 par value per share, of the Converting Entity (“Converting Entity Series A Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Series A Preferred Stock, $0.0001 par value per share, of the Converted Entity (“Converted Entity Series A Preferred Stock”).

(c)
Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.
(d)
Effect on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.
(e)
Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.
(f)
Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.
(g)
Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.
5.
Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.
6.
Nevada Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Nuburu, Inc., substantially in the form of Exhibit D hereto.
7.
Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

8.
Termination. At any time prior to the Effective Time, this Plan may be terminated, and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect
9.
Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.
10.
Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

NUBURU, INC.,
a Delaware corporation

By:	/s/ Alessandro Zamboni
Alessandro Zamboni
Chairman

Appendix C

ARTICLES OF INCORPORATION

OF

NUBURU, INC.

ARTICLE I

The name of the corporation is Nuburu, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Nevada is [ ], in the city of [ ], County of [ ], Nevada [ ]. The name of its registered agent at such address is [ ].

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes, as amended from time to time (the “NRS”).

ARTICLE IV

A.
Authorized Stock. The Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”). Effective at 5:00 p.m. [Eastern] Time on June [ ], 2025, the total number of shares of all classes of capital stock the Corporation shall have authority to issue is 300,000,000. The total number of shares of Preferred Stock the Corporation shall have the authority to issue is 50,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 250,000,000. The Preferred Stock and the Common Stock each shall have a par value of $0.0001 per share. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of Preferred Stock, or of any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to the provisions established by the Board of Directors of the Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in these Articles of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.
B.
Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences, and relative participating, optional, or other special rights of the shares of such series and the qualifications, limitations, or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
C.
Common Stock.
1.
Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions, of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

2.
Voting Rights. Except as otherwise required by law or these Articles of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.
3.
Dividends. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.
4.
Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or these Articles of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

A.
Number of Directors. The authorized number of directors of the Corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of such Board of Directors, within any limits prescribed in the bylaws of the Corporation.
B.
Classes of Directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of Class I shall expire at the annual meeting of stockholders in 2026, the initial term of office of directors of Class II shall expire at the annual meeting of stockholders in 2027 and the initial term of office of directors of Class III shall expire at the annual meeting of stockholders in 2028. At each annual meeting of stockholders, a number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to either class, the Board of Directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

C.
Vacancies. Except as otherwise provided for or fixed pursuant to the provisions of Article IV of these Articles of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada:

A.
The Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation; provided, however, that the bylaws may only be amended in accordance with the provisions thereof.
B.
Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.
C.
The books of the Corporation may be kept at such place within or without the State of Nevada as the bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors.

ARTICLE VII

A.
Power of Stockholders to Act by Written Consent. No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.
B.
Special Meetings of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

ARTICLE VIII

A.
Limitation on Liability. To the fullest extent permitted by the NRS, as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty.
B.
Indemnification. Each person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the Corporation, in accordance with the bylaws of the Corporation, to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
C.
Insurance. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.
D.
Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

ARTICLE IX

Notwithstanding any other provision of these Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article IX, or any provision of Articles VII or VIII.

Appendix D

BYLAWS

OF

NUBURU, INC.

(hereinafter called the “Corporation”)

Article I. OFFICES

Section 1.1 Registered Office. The registered office of the Corporation shall be established and maintained at the office of [•]. [•] shall be the registered agent of the Corporation in charge thereof. The registered office and registered agent may be changed from time to time by action of the board of directors of the Corporation (the “Board of Directors” or “Board”) and the appropriate filing by the Corporation in the office of the Secretary of State of the State of Nevada.

Section 1.2 Principal Office. The principal office for the transaction of the business of the Corporation shall be at [___]. The Board of Directors is hereby granted full power and authority to change said principal office from one location to another.

Section 1.3 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine.

Article II. MEETINGS OF STOCKHOLDERS

Section 2.1 Annual Meetings. The Annual Meeting of stockholders of the Corporation for purposes of the Nevada Revised Statutes (“NRS”) 78.330 shall be held on such date and at such time and such place as shall be designated from time to time by the Board of Directors in the notice of meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of electronic communication pursuant to Section 2.17. The election of directors and any other proper business may be transacted at the Annual Meeting of stockholders.

Section 2.2 Special Meetings. Except as otherwise required by law, Special Meetings of the stockholders of the Corporation may be called only in accordance with the provisions of the Corporation’s Articles of Incorporation.

Section 2.3 Place of Meetings. The president, the Board of Directors, or a committee of the Board of Directors, as the case may be, may designate the time and place, either within or without the State of Nevada, for any Annual Meeting or for any Special Meeting of the stockholders called by the president, the Board of Directors, or a committee of the Board of Directors. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held by means of electronic communications or other available technology in accordance with Section 2.17.

Section 2.4 Notice. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, the means of electronic communication, if any, by which stockholders or proxies may be deemed to be present in the meeting and vote, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting, and shall be delivered in accordance with NRS 78.370.

Section 2.5 Adjournments. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof, and the means of electronic communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 2.4 hereof shall be given to each stockholder of record (including the new record date) entitled to notice of and to vote at the meeting.

Section 2.6 Quorum. Unless otherwise required by applicable law or the Articles of Incorporation, the holders of one-third of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.5 hereof, until a quorum shall be present or represented.

Section 2.7 Voting.

a. Unless otherwise required by law, the Articles of Incorporation or these Bylaws, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes cast on a matter at the meeting at which a quorum is present. Directors shall be elected by a plurality of the votes cast at the election. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee.

b. Unless otherwise provided in the Articles of Incorporation, and subject to Section 2.11, each stockholder represented at a meeting of the stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy as provided in Section 2.8. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of the stockholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

c. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board of Directors, the voting by stockholders or proxy holders at any meeting conducted by electronic communication may be effected by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board of Directors, in its discretion, or the Chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 2.8 Proxies. Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after six (6) months from its date of creation, unless such proxy provides for a longer period, which may not exceed seven (7) years from the date of its creation. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

a. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

b. A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive the transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. If it is determined that such electronic transmission is valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

Any copy, facsimile or other electronic telecommunication or other reliable reproduction of the writing or electronic transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission.

Section 2.9 Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken by the stockholders may be effected only in accordance with the provisions of the Articles of Incorporation.

Section 2.10 List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days but not more than sixty (60) days, before every meeting of the stockholders, a complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder of record and the number of shares registered in the name of each stockholder of record. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting (i) either (A) at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held or (B) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Except as otherwise required by law, such list shall be the only evidence as to who are the stockholders entitled to vote at any meeting of the stockholders. If a meeting of stockholders is to be held solely by means of electronic communication as permitted by Section 2.17, the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. In the event that more than one group of shares is entitled to vote as a separate voting group at the meeting, there shall be a separate listing of the stockholders of each group.

Section 2.11 Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day before the day on which the first notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.12 Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.10 or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Section 2.13 Conduct of Meetings. Meetings of stockholders shall be presided over by the chairman of the Board of Directors (the “Chairman”), or, in the absence of the Chairman, by the vice chairman of the Board of Directors, if any, or if there be no vice chairman or in the absence of the vice chairman, by the chief executive officer, if any, or if there be no chief executive officer or in the absence of the chief executive officer, by the president, or, in the absence of the president, or, in the absence of any of the foregoing persons, by a chairman designated by the Board of Directors, or by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The individual acting as Chairman of the meeting may delegate any or all of his or her authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the Chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the Chairman of the meeting. The Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) the establishment of an agenda or order of business for the meeting, (iii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the Chairman of the meeting shall permit, (iv) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (v) restrictions on entry to such meeting after the time prescribed for the commencement thereof, and (vi) the opening and closing of the voting polls. The Board of Directors, in its discretion, or the Chairman of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 2.14 Inspectors of Election. In advance of any meeting of the stockholders, the Board of Directors, by resolution, the Chairman or the president shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 2.15 Nature of Business at Meetings of Stockholders. Only such business (other than nominations for election to the Board of Directors and the election of directors, which must comply with the provisions of Section 2.16) may be transacted at an Annual Meeting of stockholders as is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the Annual Meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.15 and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 2.15.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.

To be timely, a stockholder’s notice to the secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the secretary must set forth the following information: (a) as to each matter such stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (b) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (i) the name and address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the Annual Meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

A stockholder providing notice of business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.15 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the Annual Meeting.

No business shall be conducted at the Annual Meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 2.15; provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 2.15 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

Nothing contained in this Section 2.15 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).

Section 2.16 Nomination of Directors. Only natural persons of at least 18 years of age who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock, if any, of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of stockholders, or at any Special Meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.16 and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting or Special Meeting and (ii) who complies with the notice procedures set forth in this Section 2.16.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a stockholder’s notice to the secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting or a Special Meeting called for the purpose of electing directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the secretary must set forth the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person and that such person is a natural person of at least 18 years of age, (ii) the principal occupation or employment of such person, (iii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (i) the name and record address of the stockholder giving the notice and the name and principal place of business of such beneficial owner; (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, and any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting or Special Meeting to nominate the persons named in its notice; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

A stockholder providing notice of any nomination proposed to be made at an Annual Meeting or Special Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.16 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting or Special Meeting, and such update and supplement shall be delivered to or be mailed and received by the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such Annual Meeting or Special Meeting.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.16. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Section 2.17 Meetings Through Electronic Communications. If authorized by the Board of Directors, in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of electronic communication:

a. participate in a meeting of stockholders; and

b. be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of electronic communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of electronic communication is a stockholder or proxy holder and (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of electronic communication, a record of such votes or other action shall be maintained by the Corporation. Participation in a meeting pursuant to this Section 2.17 constitutes presence in person at the meeting.

Article III. DIRECTORS

Section 3.1 Number, Election and Term of Directors. The Board of Directors shall consist of not less than one (1) nor more than fifteen (15) members, the exact number of which shall be fixed from time to time by the Board of Directors. No decrease in the number of authorized directors constituting the Board of Directors of the Corporation shall shorten the term of any incumbent director. Except as provided in Section 3.2, directors shall be elected by a plurality of the votes cast at each Annual Meeting of stockholders and each director so elected shall hold office until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal in the manner hereinafter provided or as set forth in the Articles of Incorporation. Directors must be natural persons of at least 18 years of age but need not be stockholders of the Corporation or residents of the State of Nevada.

Section 3.2 Vacancies. Except as otherwise required by law, vacancies on the Board and newly created directorships will be filled in accordance with the Articles of Incorporation.

Section 3.3 Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.4 Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Nevada. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such date and time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman, if any, or the president. Special meetings of any committee of the Board of Directors may be called by the Chairman of such committee, if any, the president, or any director serving on such committee. Notice thereof stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail not less than seventy-two (72) hours before the date of the meeting, by telephone or electronic mail on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 3.5 Organization. At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the Chairman of such committee, as the case may be, or, in his or her absence or if there be none, a director chosen by a majority of the directors present, shall act as Chairman. Except as provided below, the secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all the assistant secretaries, the Chairman of the meeting may appoint any person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any person to act as secretary of any meeting of such committee and the secretary or any assistant secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

Section 3.6 Resignations and Removals of Directors.

a. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, if any, the president or the secretary of the Corporation and, in the case of a committee, to the Chairman of such committee, if any. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

b. Any director or the entire Board of Directors may be removed from office in accordance with the Articles of Incorporation or the NRS. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

Section 3.7 Quorum and Voting.

a. Except as otherwise required or permitted by the Articles of Incorporation, the NRS or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

b. Each director shall have one vote for any action required or permitted to be taken at any meeting of the Board or any committee thereof or without a meeting as provided herein. In accordance with NRS 78.330, all directors shall have the same voting rights.

Section 3.8 Actions of the Board by Written Consent. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 3.9 Meetings by Means of Conference Telephone. Unless otherwise restricted by applicable law, the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.9 shall constitute presence in person at such meeting.

Section 3.10 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Subject to the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required. Notwithstanding anything to the contrary contained in this Article III, the resolution of the Board of Directors establishing any committee of the Board of Directors and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these Bylaws and, to the extent that there is any inconsistency between these Bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling; provided that it complies with the NRS.

Section 3.11 Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

Section 3.12 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders holding a majority of the voting power (the votes of the common or interested directors may be counted); and (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction as set forth herein.

Article IV. OFFICERS

Section 4.1 General. The officers of the Corporation shall consist of a chief executive officer, president, chief operating officer, chief financial officer and a secretary, each of whom shall be elected by the Board. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board. All officers must be natural persons and any natural person may hold two or more offices, except that in the event that the Corporation shall have more than one director, the offices of president and secretary shall be held by different persons.

Section 4.2 Election, Qualification and Term of Office. Each of the officers shall be elected by the Board. None of said officers need be a director. Except as hereinafter provided or subject to the express provisions of a contract authorized by the Board of Directors, each of said officers shall hold office from the date of his/her election until the next annual meeting of the Board and until his/her successor shall have been duly elected and qualified or until his or her removal or resignation.

Section 4.3 Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the president or any vice president or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.4 Removal. The Board of Directors shall have the right to remove, with or without cause, any officer of the Corporation.

Section 4.5 Resignation. Any officer may resign at any time by giving notice to the Board, the president or the secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.6 Vacancies. The Board of Directors shall fill any office which becomes vacant with a successor who shall hold office for the unexpired term and until his/her successor shall have been duly elected and qualified or until his or her removal or resignation.

Section 4.7 Powers and Duties. The powers and duties of the respective corporate officers shall be determined by the Board.

Section 4.8 Salaries. The salaries of all executive officers of the Corporation shall be fixed by the Board of Directors or by such committee of the Board of Directors as may be designated from time to time by a resolution adopted by a majority of the Board of Directors.

Section 4.9 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Article V. STOCK

Section 5.1 Shares of Stock. The shares of capital stock of the Corporation may be represented by a certificate or may be uncertificated. Every holder of capital stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the Corporation signed by, or in the name of the Corporation by, (a) the Chairman, the chief executive officer or the president, and (b) the chief financial officer or the secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 5.2 Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.3 Lost Certificates. Unless otherwise provided in the Articles of Incorporation or these Bylaws, the Board of Directors may direct a new certificate or uncertificated shares be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to identify the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.4 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made only on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5.5 Regulations. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares or uncertificated shares of the stock of the Corporation.

Section 5.6 Dividend Record Date. Subject to compliance with NRS 78.288 and 78.300, and the Articles of Incorporation, in order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 5.7 Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 5.8 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

Section 5.9 Consideration for Shares. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including, without limitation, cash, services performed or other securities of the Corporation. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, such shares shall be fully paid and non-assessable (if non-assessable stock) and the stockholders shall not be liable to the Corporation or to its creditors in respect thereof.

Article VI. NOTICES

Section 6.1 Notice to Directors. Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

Section 6.2 Notice to Stockholders. Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by the NRS. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Section 6.3 Electronic Transmission. “Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including, but not limited to, transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

Section 6.4 Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within sixty (60) days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

Section 6.5 Waivers of Notice. Whenever any notice is required by applicable law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or by transmission of an electronic transmission by that person, whether before or after the time stated therein, shall be deemed equivalent thereto.

Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Articles of Incorporation or these Bylaws.

Article VII. GENERAL PROVISIONS

Section 7.1 Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the NRS and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 3.8 hereof), and may be paid in cash or in property other than shares. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 7.2 Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 7.3 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 7.4 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Article VIII. INDEMNIFICATION

Section 8.1 Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 8.3 and to the fullest extent permitted by the NRS, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 8.2 Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 8.3 and to the fullest extent permitted by the NRS, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court in which such action or suit was brought deem proper.

Section 8.3 Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as permitted by the NRS and authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 8.4 Good Faith Defined. For purposes of any determination under Section 8.3, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be.

Section 8.5 Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 8.3, and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Nevada for indemnification to the extent otherwise permissible under Section 8.1 or Section 8.2. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be. Neither a contrary determination in the specific case under Section 8.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 8.6 Expenses Payable in Advance. Expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 8.7 Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 8.1 and Section 8.2 shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 8.1 or Section 8.2 but whom the Corporation has the power or obligation to indemnify under the provisions of the NRS, or otherwise.

Section 8.8 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 8.9 Certain Definitions. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

The term “another enterprise” as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Section 8.10 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11 Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

Section 8.12 Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

Article IX. MISCELLANEOUS

Section 9.1 Acquisition of Controlling Interest Statute Opt-Out. The provisions of NRS 78.378 to 78.3793, inclusive, shall not apply to the Corporation or to an acquisition of a “controlling interest” (as defined in NRS 78.3785).

Article X. AMENDMENTS

Section 10.1 Amendments. These Bylaws may be altered, amended or repealed by the Board as set forth in the Articles of Incorporation or by the affirmative vote of the holders of at least 66 and 2/3% of the outstanding voting power of the Corporation, voting together as a single class.

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CERTIFICATION

The undersigned, as the duly elected Secretary of Nuburu, Inc., a Nevada corporation, does hereby certify that the Board of Directors of the Corporation adopted the foregoing Bylaws as of June [•], 2025.

Secretary

Appendix E

The Amended and Restated Certificate of Incorporation of the Company is hereby amended by adding the following new paragraph immediately below the third paragraph of Section 1 of Article IV:

Reverse Stock Split. Immediately upon the filing and effectiveness (the “2025 Reverse Split Effective Time”) pursuant to the DGCL of this amendment to this Amended and Restated Certificate of Incorporation, each [_________(_)] shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the 2025 Reverse Split Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “2025 Reverse Stock Split”). No fractional shares shall be issued in connection with the 2025 Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive such additional fraction of a share of Common Stock as is necessary to increase the fractional shares to a full share. Each certificate that immediately prior to the 2025 Reverse Split Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above. No changes are being made to the number of authorized shares.

E-1

Appendix F*

STANDBY EQUITY PURCHASE AGREEMENT

THIS STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) dated as of May 30, 2025 is made by and between YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”), and NUBURU, INC., a company incorporated under the laws of the State of Delaware (the “Company”). The Investor and the Company may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $100 million of the Company’s shares of common stock, par value $0.0001 per share (the “Common Shares”);

WHEREAS, the Common Shares are listed for trading on the NYSE American under the symbol “BURU;”

WHEREAS, the offer and sale of the Common Shares issuable hereunder will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder; and

WHEREAS, in consideration of the Investor’s execution and delivery of this Agreement, the Company shall issue to the Investor the Commitment Shares pursuant to and in accordance with Section 11.04.

NOW, THEREFORE, the Parties hereto agree as follows:

Article I. Certain Definitions

Capitalized terms used in this Agreement meanings ascribed to such terms in Annex I hereto, and hereby made a part hereof, or as otherwise set forth in this Agreement.

Article II. Advances

Section 2.01 Advances; Mechanics. Upon the terms and subject to the conditions of this Agreement, during the Commitment Period, the Company, at its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, Advance Shares by the delivery to the Investor of Advance Notices on the following terms:

(a) Advance Notice. At any time during the Commitment Period the Company may require the Investor to purchase Shares by delivering an Advance Notice to the Investor, subject to the satisfaction or waiver by the Investor of the conditions set forth in Annex II, and in accordance with the following provisions:

(i)
The Company shall, in its sole discretion, select the number of Advance Shares, not to exceed the Maximum Advance Amount (unless otherwise agreed to in writing by the Company and the Investor), it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice.
(ii)
There shall be no mandatory minimum Advances and there shall be no non-usage fee for not utilizing the Commitment Amount or any part thereof.

(b) Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A attached hereto. An Advance Notice shall be deemed delivered on (i) the day it is received by the Investor if such notice is received by email at or before 9:00 a.m. New York City time (or at such later time if agreed to by the Investor in its sole discretion), or (ii) the immediately

* This is a compiled version that reflects an amendment adopted by the parties on June 5, 2025.

succeeding day if it is received by email after 9:00 a.m. New York City time. Upon receipt of an Advance Notice, the Investor shall promptly provide written confirmation (which may be by e-mail) of receipt of such Advance Notice, and which confirmation shall specify the commencement time of the applicable Pricing Period.

(c) Advance Limitations, Regulatory. Regardless of the number of Advance Shares requested by the Company in an Advance Notice, the final number of Shares to be issued and sold pursuant to such Advance Notice shall be reduced (if at all) in accordance with each of the following limitations:

(i)
Ownership Limitation; Commitment Amount. At the request of the Company, the Investor shall inform the Company of the number of shares the Investor beneficially owns. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any Common Shares under this Agreement which, when aggregated with all other Common Shares beneficially owned by the Investor and its Affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor and its Affiliates (on an aggregated basis) of a number of Common Shares exceeding 4.99% of the then outstanding voting power or number of Common Shares (the “Ownership Limitation”). Upon the request of the Investor, the Company shall promptly (but no later than the next Business Day on which the transfer agent for the Common Shares is open for business) confirm orally or in writing to the Investor the number of Common Shares then outstanding. In connection with each Advance Notice delivered by the Company, any portion of an Advance that would (i) cause the Investor to exceed the Ownership Limitation or (ii) cause the aggregate number of Shares issued and sold to the Investor hereunder to exceed the Commitment Amount shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the number of Advance Shares requested by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.
(ii)
Registration Limitation. In no event shall an Advance exceed the number of Common Shares registered in respect of the transactions contemplated hereby under the Registration Statement then in effect (the “Registration Limitation”). In connection with each Advance Notice, any portion of an Advance that would exceed the Registration Limitation shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.
(iii)
Compliance with Rules of Principal Market. Notwithstanding anything to the contrary herein, to the extent that the rules of NYSE American require stockholder approval for transactions hereunder that would exceed 19.99% of the issued and outstanding Common Shares), the Company shall not effect any sales under this Agreement and the Investor shall not have the obligation to purchase Common Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares issued under this Agreement would exceed 12,369,547(representing 19.99% of the aggregate number of Common Shares issued and outstanding as of the Effective Date of this Agreement (subject to adjustment for any stock splits, combinations or the like)), calculated in accordance with the rules of NYSE American, which number shall be reduced, on a share-for-share basis, by the number of Common Shares issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under the applicable rules of NYSE American (such maximum number of shares, the “Exchange Cap”) provided that, the Exchange Cap will not apply if the Company’s stockholders have approved the issuance of Common Shares pursuant to this Agreement in excess of the Exchange Cap in accordance with the rules of NYSE American. In connection with each Advance Notice, any portion of an Advance that would exceed the Exchange Cap shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion in respect of each Advance Notice.

(d) Minimum Acceptable Price.

(i)
With respect to each Advance Notice, the Company may notify the Investor of the Minimum Acceptable Price with respect to such Advance by indicating a Minimum Acceptable Price on such Advance Notice. If no Minimum Acceptable Price is specified in an Advance Notice, then no Minimum Acceptable Price shall be in effect in connection with such Advance. Each Trading Day during a Pricing Period for which (A) with respect to each Advance Notice with a Minimum Acceptable Price, the VWAP of the Common Shares is below the Minimum Acceptable Price in effect with respect to such Advance Notice, or (B) there is no VWAP (each such day, an “Excluded Day”), shall result in an automatic reduction to the number of Advance Shares set forth in such Advance Notice by one-third (1/3) (the resulting amount of each Advance being the “Adjusted Advance Amount”), and each Excluded Day shall be excluded from the Pricing Period for purposes of determining the Market Price.
(ii)
The total Advance Shares in respect of each Advance with any Excluded Day(s) (after reductions have been made to arrive at the Adjusted Advance Amount) shall be automatically increased by such number of Common Shares (the “Additional Shares”) equal to the greater of (a) the number of Common Shares sold by the Investor on such Excluded Day(s), if any, or (b) such number of Common Shares elected to be subscribed for by the Investor, and the subscription price per share for each Additional Share shall be equal to the Minimum Acceptable Price in effect with respect to such Advance Notice multiplied by 97%, provided that this increase shall not cause the total Advance Shares to exceed the amount set forth in the applicable Advance Notice or any limitations set forth in Section 2.01(c).

(e) Unconditional Contract. Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice from the Company the Parties shall be deemed to have entered into an unconditional contract binding on both Parties for the purchase and sale of the applicable number of Advance Shares pursuant to such Advance Notice in accordance with the terms of this Agreement and (i) subject to Applicable Laws and (ii) subject to Section 6.18, the Investor may sell Common Shares during the Pricing Period for such Advance Notice (including with respect to any Advance Shares subject to such Pricing Period).

Section 2.02 Closings. The closing of each Advance and each sale and purchase of Advance Shares (each, a “Closing”) shall take place as soon as practicable on or after each Advance Date in accordance with the procedures set forth below. The Parties acknowledge that the Purchase Price is not known at the time the Advance Notice is delivered (at which time the Investor is irrevocably bound) but shall be determined on each Closing based on the daily prices of the Common Shares that are the inputs to the determination of the Purchase Price as set forth further below (provided that for the purposes of determining the daily VWAP for any Trading Day, the Parties may use only a specified period within a Trading Day upon mutual consent). In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:

(a) On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B (each a “Settlement Document”), setting forth the final number of Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.01), the Market Price, the Purchase Price, the aggregate proceeds to be paid by the Investor to the Company, and a report by Bloomberg, L.P. indicating the VWAP for each of the Trading Days during the Pricing Period (or, if not reported on Bloomberg, L.P., another reporting service reasonably agreed to by the parties), in each case in accordance with the terms and conditions of this Agreement.

(b) Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Advance Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at the Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Promptly upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Settlement Document) in cash in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional shares that would otherwise be issued in connection with an Advance shall be rounded to the next higher whole number of shares. To facilitate the transfer of the Common Shares by the Investor, the Common Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering the resale of such Common Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Common Shares pursuant to the Plan of Distribution set forth in the Prospectus included in the applicable Registration Statement and otherwise in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements) or pursuant to an available exemption).

(c) On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

(d) Notwithstanding anything to the contrary in this Agreement, if on any day during the Pricing Period (i) the Company notifies the Investor that a Material Outside Event has occurred, or (ii) the Company notifies the Investor of a Black Out Period, the parties agree that the pending Advance shall end and the final number of Advance Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Common Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of a Material Outside Event or Black Out Period.

Section 2.03 Hardship. In the event the Company fails to perform its obligations as mandated in this Agreement after the Investor’s receipt of an Advance Notice, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to seek an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to Applicable Laws and the rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.

Section 2.04 Completion of Resale Pursuant to the Registration Statement. After the Investor has purchased the full Commitment Amount and has completed the subsequent resale of the full Commitment Amount pursuant to the Registration Statement, Investor will notify the Company in writing (which may be by e-mail) that all subsequent resales are completed and the Company will be under no further obligation to maintain the effectiveness of the Registration Statement.

Article III. Representations and Warranties of the Investor

The Investor represents and warrants to the Company, as of the date hereof, as of each Advance Notice Date and as of each Advance Date that:

Section 3.01 Organization and Authorization. The Investor is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party and to purchase or acquire the Shares in accordance with the terms hereof. The decision to invest and the execution and delivery of the Transaction Documents to which it is a party by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver the Transaction Documents to which it is a party and all other instruments on behalf of the Investor or its shareholders. This Agreement and the Transaction Documents to which it is a party have been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

Section 3.02 Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment.

Section 3.03 No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review the Transaction Documents and the transactions contemplated by the Transaction Documents with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment.

Section 3.04 Investment Purpose. The Investor is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a Registration Statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any prospectus contained therein to the extent required by applicable law and to the extent the prospectus is related to the resale of Registrable Securities.

Section 3.05 Accredited Investor. The Investor is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

Section 3.06 Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.

Section 3.07 Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “Affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).

Section 3.08 No Prior Short Sales. The Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as such term is defined in Rule 200 of Regulation SHO of the Exchange

Act) involving the Company's securities) during the period commencing as of the time that the Investor first contacted the Company or the Company's agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by the Investor.

Section 3.09 General Solicitation. Neither the Investor, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Common Shares by the Investor.

Article IV. Representations and Warranties of the Company

Except as set forth in the SEC Documents, the Company represents and warrants to the Investor that, as of the date hereof, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date):

Section 4.01 Organization and Qualification. The Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of their respective jurisdiction of organization, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.02 Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) have been or (with respect to consummation) will be duly authorized by the Company’s board of directors and no further consent or authorization will be required by the Company, its board of directors or its shareholders. This Agreement and the other Transaction Documents to which the Company is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

Section 4.03 Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Shares, when issued, will conform to the description thereof set forth in or incorporated into the Prospectus.

Section 4.04 No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.05 SEC Documents; Financial Statements. Since the Company has been subject to the requirements of Section 12 of the Exchange Act, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act, including, without limitation, the Current Report, each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto, and all information contained in such filings and all documents and disclosures that have been or may in the future be incorporated by reference therein (all such documents hereinafter referred to as the “SEC Documents”) and, except as set forth in Schedule 4.05, all such filings required to be filed within the last 12 months (or since the Company has been subject to the requirements of Section 12 of the Exchange Act, if shorter) have been made on a timely basis (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act). The Company has delivered or made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents, as applicable. Except as disclosed in amendments or subsequent filings to the SEC Documents, as of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such amended or superseded filing), each of the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.06 Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in the SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which are not material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (excluding the exhibits thereto); and all disclosures contained or incorporated by reference in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

Section 4.07 Registration Statement and Prospectus. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-1 under the Securities Act. Each Registration Statement and the offer and sale of Shares as contemplated hereby, if and when filed, will meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in a Registration Statement or a Prospectus, or any amendment or supplement thereto, or to be filed as exhibits to a Registration Statement have been so described or filed. Copies of each Registration Statement, any Prospectus, and any such amendments or supplements thereto and all documents incorporated by reference therein that were filed with the SEC on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Investor and its counsel. The Company has not distributed and, prior to the later to occur of each Advance Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than a Registration Statement, the Prospectus contained therein, and any required prospectus supplement, in each case as reviewed and consented to by the Investor.

Section 4.08 No Misstatement or Omission. Each Registration Statement, when it became or becomes effective, and any Prospectus, on the date of such Prospectus or any amendment or supplement thereto, conformed and will conform in all material respects with the requirements of the Securities Act. At each Advance Notice Date and applicable Advance Date, the Registration Statement, and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. Each Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus did not, or will not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in a Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the SEC, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof.

Section 4.09 Conformity with Securities Act and Exchange Act. Each Registration Statement, each Prospectus, or any amendment or supplement thereto, and the documents incorporated by reference in each Registration Statement, Prospectus or any amendment or supplement thereto, when such documents were or are filed with the SEC under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

Section 4.10 Equity Capitalization.

(a) As of the date hereof, the authorized capital of the Company consists of 300,000,000 shares of capital stock, of which 250,000,000 shares are designated common stock, par value $0.0001 per share, and 50,000,000 shares are undesignated preferred stock. As of the date hereof, the Company has 55,273,786 shares of common stock outstanding and 2,388,905 shares of preferred stock outstanding.

(b) The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are currently listed on a Principal Market under the trading symbol “BURU.” The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, delisting the Common Shares from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing, except as disclosed in the SEC Documents. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market, except as disclosed in the SEC Documents.

(c) Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Shares; and (F) neither the Company nor any Subsidiary has entered into any Variable Rate Transaction.

Section 4.11 Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted, except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and, except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, the Company is not aware of any facts or circumstances which might give rise to any of the foregoing.

Section 4.12 Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, has any such dispute threatened.

Section 4.13 Environmental Laws. The Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval, except, in each of the foregoing clauses (i), (ii) and (iii), as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

Section 4.14 Title. Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, the Company (or its Subsidiaries) has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

Section 4.15 Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.16 Regulatory Permits. Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.

Section 4.17 Internal Accounting Controls. Except as disclosed in the SEC Documents, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and management is not aware of any material weaknesses that are not disclosed in the SEC Documents as and when required.

Section 4.18 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Shares or any of the Company’s Subsidiaries, wherein an unfavorable decision, ruling or finding would have or be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.19 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

Section 4.20 Tax Status. Each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. The Company has not received written notification of any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim where the failure to pay would have or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.21 Certain Transactions. Except as not required to be disclosed pursuant to Applicable Laws or as disclosed in the SEC Documents, none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director, or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

Section 4.22 Rights of First Refusal. The Company is not obligated to offer the Common Shares offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

Section 4.23 Dilution. The Company is aware and acknowledges that issuance of Common Shares hereunder could cause dilution to existing shareholders and could significantly increase the outstanding number of Common Shares.

Section 4.24 Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if a Registration Statement is not effective or if any issuances of Common Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledges and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.

Section 4.25 Finder’s Fees. Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated.

Section 4.26 Relationship of the Parties. Neither the Company, nor any of its Subsidiaries, affiliates, nor any person acting on its or their behalf is a client or customer of the Investor or any of its affiliates and neither the Investor nor any of its affiliates has provided, or will provide, any services to the Company or any of its affiliates, its subsidiaries, or any person acting on its or their behalf. The Investor’s relationship to Company is solely as investor as provided for in the Transaction Documents.

Section 4.27 Operations. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with Applicable Law and neither the Company nor the Subsidiaries, nor any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has, not complied with Applicable Law; and no action, suit or proceeding by or before any governmental authority involving the Company or any of its Subsidiaries with respect to Applicable Laws is pending or, to the knowledge of the Company, threatened.

Section 4.28 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

Section 4.29 Compliance with Laws. The Company and each of its Subsidiaries are in compliance with Applicable Law; the Company has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, Affiliate or other person acting on behalf of the Company or any Subsidiary has, has not complied with Applicable Laws, or could give rise to a notice of non-compliance with Applicable Laws, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would have or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.30 Sanctions Matters. Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or controlled Affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea, Zaporizhzhia and Kherson regions of Ukraine, the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea, Russia, Sudan and Syria (the “Sanctioned Countries”)). Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the sale of Advance Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this Agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor any of its Subsidiaries has engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country. Neither the Company nor any of its Subsidiaries nor any director, officer or controlled Affiliate of the Company or any of its Subsidiaries, has ever had funds blocked by a United States bank or financial institution, temporarily or otherwise, as a result of OFAC concerns.

Section 4.31 [Reserved].

Section 4.32 General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares.

Article V. Indemnification

The Investor and the Company represent to the other the following with respect to itself:

Section 5.01 Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, its investment manager, Yorkville Advisors Global, LP, and their respective Affiliates, and each of the foregoing’s respective officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.

Section 5.02 Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Laws, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws.

Section 5.03 Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article V, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article V except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.

Section 5.04 Remedies. The remedies provided for in this Article V are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article V shall survive expiration or termination of this Agreement.

Section 5.05 Limitation of liability. Notwithstanding the foregoing, no Party shall seek, nor shall any be entitled to recover from the other Party be liable for, punitive or exemplary damages.

Article VI.
Covenants

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period:

Section 6.01 Registration Statement.

(a) Filing of a Registration Statement. The Company shall prepare and file with the SEC a Registration Statement, or multiple Registration Statements for the resale by the Investor of the Registrable Securities. The Company in its sole discretion may choose when to file such Registration Statements; provided, however, that the Company shall not have the ability to request any Advances until the effectiveness of a Registration Statement.

(b) Maintaining a Registration Statement. The Company shall maintain the effectiveness of any Registration Statement that has been declared effective at all times during the Commitment Period, provided, however, that if the Company has received notification pursuant to Section 2.04 that the Investor has completed resales pursuant to the Registration Statement for the full Commitment Amount, then the Company shall be under no further obligation to maintain the effectiveness of the Registration Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. During the Commitment Period, the Company shall notify the Investor promptly if (i) the Registration Statement shall cease to be effective under the Securities Act, (ii) the Common Shares shall cease to be authorized for listing on the Principal Market, (iii) the Common Shares cease to be registered under Section 12(b) or Section 12(g) of the Exchange Act or (iv) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.

(c) Filing Procedures. The Company shall (A) permit counsel to the Investor an opportunity to review and comment upon (i) each Registration Statement at least three (3) Trading Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the SEC, and (B) shall reasonably consider any comments of the Investor and its counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to the Investor, without charge, (i) electronic copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company or any of its Subsidiaries), (ii) after the same is prepared and filed with the SEC, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto; provided, however, the Company shall not be required to furnish any document to the extent such document is available on EDGAR).

(d) Amendments and Other Filings. The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Commitment Period, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) provide the Investor copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information, and (iv) comply with the provisions of the Securities Act with respect to the Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 6.01(d) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Exchange Act, the Company shall file such report in a prospectus supplement filed pursuant to Rule 424 promulgated under the Securities Act to incorporate such filing into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC either on the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement, if feasible, or otherwise promptly thereafter.

(e) Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Certificate of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.01(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

Section 6.02 Suspension of Registration Statement.

(a) Establishment of a Black Out Period. During the Commitment Period, the Company from time to time may suspend the use of the Registration Statement by written notice to the Investor in the event that the Company determines in good faith that such suspension is necessary to amend or supplement the Registration Statement or Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a “Black Out Period”).

(b) No Sales by Investor During the Black Out Period. During such Black Out Period, the Investor agrees not to sell any Common Shares of the Company pursuant to such Registration Statement, but may sell shares pursuant to an exemption from registration, if available, subject to the Investor’s compliance with Applicable Laws.

(c) Limitations on the Black Out Period. The Company shall not impose any Black Out Period that is longer than 20 days or in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, nonpublic information is made during a Black Out Period, the Black Out Period shall terminate immediately after such announcement, and the Company shall immediately notify the Investor of the termination of the Black Out Period.

Section 6.03 Listing of Common Shares. As of each Advance Notice Date and the relevant Advance Date, the Shares to be sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance.

Section 6.04 Opinion of Counsel. Prior to the date of the delivery by the Company of the first Advance Notice, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor.

Section 6.05 Exchange Act Registration. The Company will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.

Section 6.06 Transfer Agent Instructions. During the Commitment Period (or such shorter time as permitted by Section 2.04 of this Agreement) and subject to Applicable Laws, the Company shall cause (including, if necessary, by causing legal counsel for the Company to deliver an opinion) the transfer agent for the Common Shares to remove restrictive legends from Common Shares purchased by the Investor pursuant to this Agreement, provided that counsel for the Company shall have been furnished with such documents as they may require for the purpose of enabling them to render the opinions or make the statements requested by the transfer agent, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein.

Section 6.07 Corporate Existence. The Company will use commercially reasonable efforts to preserve and continue the corporate existence of the Company during the Commitment Period.

Section 6.08 Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any post‑effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the SEC or any other Federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the Securities Act or any other law (and the Company will promptly make available to the Investor any such supplement or amendment to the related Prospectus); (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be required under Applicable Law; (vi) the Common Shares shall cease to be authorized for listing on the Principal Market; or (vii) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act. The Company shall not deliver to the Investor any Advance Notice, and the Company shall not sell any Shares pursuant to any pending Advance Notice (other than as required pursuant to Section 2.02(d)), during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (vii), inclusive, a “Material Outside Event”).

Section 6.09 Consolidation. If an Advance Notice has been delivered to the Investor, then the Company shall not effect any consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity before the transaction contemplated in such Advance Notice has been closed in accordance with Section 2.02 hereof, and all Shares in connection with such Advance have been received by the Investor.

Section 6.10 Issuance of the Company’s Common Shares. The issuance and sale of the Common Shares hereunder shall be made in accordance with the provisions and requirements of Section 4(a)(2) of the Securities Act and any applicable state securities law.

Section 6.11 Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors (but not, for the avoidance doubt, the fees and disbursements of Investor’s counsel, accountants and other advisors), (iv) the qualification of the Shares under securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any Prospectus and any amendments or supplements thereto requested by the Investor, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market, and (vii) filing fees of the SEC and the Principal Market.

Section 6.12 Current Report. The Company shall, not later than 5:30 p.m., New York City time, on the fourth Business Day after the date of this Agreement, file with the SEC a current report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including any exhibits thereto, the “Current Report”). The Company shall provide the Investor and its legal counsel a reasonable opportunity to comment on a draft of the Current Report including any exhibits to be filed related thereto, as applicable, prior to filing the Current Report with the SEC and shall reasonably consider all such comments. Notwithstanding anything contained in this Agreement to the contrary, the Company expressly agrees that from and after the filing of the Current Report with the SEC, the Company shall have publicly disclosed all material, non-public information provided to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion. Notwithstanding anything contained in this Agreement to the contrary, the Company expressly agrees that it shall publicly disclose in the Current Report or otherwise make publicly available any information communicated to the Investor by or, to the knowledge of the Company, on behalf of the Company in connection with the transactions contemplated by the Transaction Documents, which, following the Effective Date would, if not so disclosed, constitute material, non-public information regarding the Company or its Subsidiaries. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Shares. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates, employees or agents, on the one hand, and Investor or any of its respective officers, directors, Affiliates, employees or agents, on the other hand, shall terminate.

Section 6.13 Advance Notice Limitation. The Company shall not deliver an Advance Notice if a shareholder meeting or corporate action, or the record date for any shareholder meeting or any corporate action, would fall during the period beginning two Trading Days prior to the date of delivery of such Advance Notice and ending two Trading Days following the Closing of such Advance.

Section 6.14 Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to this Agreement. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions or Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions or Applicable Laws.

Section 6.15 Compliance with Laws. The Company shall comply in all material respects with all Applicable Laws.

Section 6.16 Market Activities. Neither the Company, nor any Subsidiary, nor any of their respective officers, directors or controlling persons will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Shares or (ii) sell, bid for, or purchase Common Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Shares.

Section 6.17 Trading Information. Upon the Company’s request, the Investor agrees to provide the Company with trading reports setting forth the number and average sales prices of Common Shares sold by the Investor during the prior trading week.

Section 6.18 Selling Restrictions. Except as expressly set forth below, the Investor covenants that from and after the date hereof through and including the Trading Day next following the expiration or termination of this Agreement as provided in Section 9.01 (the “Restricted Period”), none of the Investor, any of its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) any Common Shares; or (2) selling a number of Common Shares equal to the number of Advance Shares that such Restricted Person is unconditionally obligated to purchase under a pending Advance Notice but has not yet received from the Company or the transfer agent pursuant to this Agreement.

Section 6.19 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect. Without the consent of the Investor, the Company shall not have the right to assign or transfer any of its rights or provide any third party the right to bind or obligate the Company, to deliver Advance Notices or effect Advances hereunder.

Section 6.20 Non-Public Information. The Company covenants and agrees that, other than as expressly required by Section 6.08 hereof, it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the Securities Act, the Exchange Act, or the rules and regulations of the SEC) to the Investor without also disseminating such information to the public, unless prior to disclosure of such information the Company identifies such information as being material non-public information and the Investor agrees in writing to accept such material non-public information for review. Unless specifically agreed to in writing, in no event shall the Investor have a duty of confidentiality or be deemed to have agreed to maintain information in confidence, with respect to the delivery of any Advance Notices.

Section 6.21 No Frustration. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver the Shares to the Investor in respect of an Advance Notice.

Article VII.
Non Exclusive Agreement

Notwithstanding anything contained herein, this Agreement and the rights awarded to the Investor hereunder are non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by Common Shares or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital.

Article VIII.
Choice of Law/Jurisdiction; Waiver of Jury Trial

Section 8.01 This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of New York, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of New York. The Parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

Section 8.02 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

Article IX. Termination

Section 9.01 Termination.

(a) Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) the 36-month anniversary of the Effective Date or (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement for Common Shares equal to the Commitment Amount.

(b) The Company may terminate this Agreement effective upon five Trading Days’ prior written notice to the Investor; provided that (i) there are no outstanding Advance Notices, the Common Shares under which have yet to be issued, and (ii) the Company has paid all amounts owed to the Investor pursuant to this Agreement. This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.

(c) Nothing in this Section 9.01 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement prior to the valid termination hereof, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement prior to the valid termination hereof. The indemnification provisions contained in Article V shall survive termination hereunder.

Article X. Notices

Other than with respect to Advance Notices, which must be in writing delivered in accordance with Section 2.01(b) and will be deemed delivered on the day set forth in Section 2.01(b), any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally, (ii) upon receipt, when sent by e-mail if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day, (iii) 5 days after being sent by U.S. certified mail, return receipt requested, or (iv) 1 day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications (except for Advance Notices which shall be delivered in accordance with Exhibit A hereof) shall be:

If to the Company, to:	Nuburu, Inc. 7442 S Tucson Way, Suite 130 Centennial, CO 80011 Attn: Alessandro Zamboni E-mail: Alessandro.zamboni@nuburu.net
With copies (which shall not constitute notice or delivery of process) to:	Holland & Hart LLP 555 17th Street Denver, Colorado 80202 Attn: Amy L. Bowler E-mail: abowler@hollandhart.com
If to the Investor:	YA II PN, Ltd. 1012 Springfield Avenue Mountainside, NJ 07092 Attn: Mark Angelo E-mail: mangelo@yorkvilleadvisors.com
With a copy (which shall not constitute notice or delivery of process) to:	Robert Harrison, Esq. 1012 Springfield Avenue Mountainside, NJ 07092 E-mail: legal@yorkvilleadvisors.com or at such other address and/or e-mail and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender’s email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service in accordance with clause (i), (ii) or (iii) above, respectively.

Article XI. Miscellaneous

Section 11.01 Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), including by e-mail attachment, shall be deemed to have been duly and validly delivered and be valid and effective for all purposes of this Agreement.

Section 11.02 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by agreement of the parties to this Agreement.

Section 11.03 Reporting Entity for the Common Shares. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Shares on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 11.04 Commitment and Structuring Fee. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay to the Investor or its designee a structuring fee in the amount of $25,000 on the date hereof, and the Company shall pay a commitment fee in an amount equal to 1.00% of the Commitment Amount (the “Commitment Fee”) by the issuance to the Investor of such number of Common Shares that is equal to the Commitment Fee divided by the most recent Official Closing Price immediately prior to the Effective Date (collectively, the “Commitment Shares”). 50% of the Commitment Shares shall be issued on the Effective Date, and 50% of the Commitment Shares shall be issued on the date that is 90 days following the Effective Date. The Commitment Shares issued hereunder shall be included on the initial Registration Statement.

Section 11.05 Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
NUBURU, INC.

By:	/s/ Alessandro Zamboni
Name:	Alessandro Zamboni
Title:	Executive Chairman

INVESTOR:
YA II PN, Ltd.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

	By:	/s/ Matthew Beckman
	Name:	Matthew Beckman
	Title:	Manager

ANNEX I TO THE

STANDBY EQUITY PURCHASE AGREEMENT

DEFINITIONS

“Additional Shares” shall have the meaning set forth in Section 2.01(d)(ii).

“Adjusted Advance Amount” shall have the meaning set forth in Section 2.01(d)(i).

“Advance” shall mean any issuance and sale of Advance Shares by the Company to the Investor pursuant to this Agreement.

“Advance Date” shall mean the first Trading Day after expiration of the applicable Pricing Period for each Advance.

“Advance Notice” shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the number of Advance Shares that the Company desires to issue and sell to the Investor.

“Advance Notice Date” shall mean each date the Company is deemed to have delivered (in accordance with Section 2.01(b) of this Agreement) an Advance Notice to the Investor, subject to the terms of this Agreement.

“Advance Shares” shall mean the Common Shares that the Company shall issue and sell to the Investor pursuant to an Advance Notice delivered in accordance with the terms of this Agreement.

“Affiliate” shall have the meaning set forth in Section 3.07.

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, decrees, rulings, injunctions, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.

“Average Price” shall mean a price per Share equal to the quotient obtained by dividing (i) the aggregate gross purchase price paid by the Investor for all Shares purchased pursuant to this Agreement, by (ii) the aggregate number of Shares issued pursuant to this Agreement.

“Black Out Period” shall have the meaning set forth in Section 6.02(a).

“Business Day” shall mean any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by Applicable Law to close.

“Closing” shall have the meaning set forth in Section 2.02.

“Commitment Amount” shall mean $100,000,000 of Common Shares.

“Commitment Fee” shall have the meaning set forth in Section 11.04.

“Commitment Period” shall mean the period commencing on the Effective Date and expiring upon the date of termination of this Agreement in accordance with Section 9.01.

“Commitment Shares” shall have the meaning set forth in Section 11.04.

“Common Share Equivalents” shall mean any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time Common Shares, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

“Common Shares” shall have the meaning set forth in the recitals of this Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Company Indemnitees” shall have the meaning set forth in Section 5.02.

“Condition Satisfaction Date” shall have the meaning set forth in Annex II.

“Current Report” shall have the meaning set forth in Section 6.12.

“Daily Traded Amount” shall mean the daily trading volume of the Common Shares on the Principal Market during regular trading hours as reported by Bloomberg L.P..

“Effective Date” shall mean the date hereof.

“Environmental Laws” shall have the meaning set forth in Section 4.13.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Cap” shall have the meaning set forth in Section 2.01(c)(iii).

“Excluded Day” shall have the meaning set forth in Section 2.01(d)(i).

“GAAP” shall have the meaning set forth in Section 4.06.

“Hazardous Materials” shall have the meaning set forth in Section 4.13.

“Indemnified Liabilities” shall have the meaning set forth in Section 5.01.

“Investor” shall have the meaning set forth in the preamble of this Agreement.

“Investor Indemnitees” shall have the meaning set forth in Section 5.01.

“Market Price” shall mean the lowest of the daily VWAPs of the Common Shares during the relevant Pricing Period, other than the daily VWAP on any Excluded Days.

“Material Adverse Effect” shall mean any event, occurrence or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement.

“Material Outside Event” shall have the meaning set forth in Section 6.08.

“Maximum Advance Amount” in respect of each Advance Notice means an amount equal to one hundred percent (100%) of the average of the Daily Traded Amount during the five consecutive Trading Days immediately preceding an Advance Notice.

“Minimum Acceptable Price” or “MAP” shall mean the minimum price notified by the Company to the Investor in each Advance Notice, if applicable.

“OFAC” shall have the meaning set forth in Section 4.30.

“Ownership Limitation” shall have the meaning set forth in Section 2.01(c)(i).

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares.

“Pricing Period” shall mean the three (3) consecutive Trading Days commencing on the Advance Notice Date, unless otherwise agreed between the Parties.

“Principal Market” shall mean the NYSE American; provided however, that in the event the Common Shares are ever listed or traded on the Nasdaq Capital Market, the Nasdaq Global Select Market, the Nasdaq Global Market, or the New York Stock Exchange, then the “Principal Market” shall mean such other market or exchange on which the Common Shares are then listed or traded to the extent such other market or exchange is the principal trading market or exchange for the Common Shares.

“Prospectus” shall mean any prospectus (including, without limitation, all amendments and supplements thereto) used by the Company in connection with a Registration Statement.

“Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, including, without limitation, any prospectus supplement to be filed in accordance with Section 6.01 hereof.

“Purchase Price” shall mean the price per Advance Share obtained by multiplying the Market Price by 97%.

“Registrable Securities” shall mean (i) the Shares, and (ii) any securities issued or issuable with respect to the Shares by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

“Registration Limitation” shall have the meaning set forth in Section 2.01(c)(ii).

“Registration Statement” shall mean a registration statement on Form S-1 or Form S-3 or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the registration of the resale by the Investor of the Registrable Securities under the Securities Act, which registration statement provides for the resale from time to time of the Shares as provided herein.

“Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act.

“Sanctions” shall have the meaning set forth in Section 4.30.

“Sanctioned Countries” shall have the meaning set forth in Section 4.30.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“SEC Documents” shall have the meaning set forth in Section 4.05.

“Securities Act” shall have the meaning set forth in the recitals of this Agreement.

“Settlement Document” shall have the meaning set forth in Section 2.02(a).

“Shares” shall mean the Commitment Shares and the Common Shares to be issued from time to time hereunder pursuant to an Advance.

“Subsidiaries” shall mean any Person in which the Company, directly or indirectly, (x) owns a majority of the outstanding capital stock or holds a majority of the equity or similar interest of such Person or (y) controls or operates all or substantially all of the business, operations or administration of such Person, and the foregoing are collectively referred to herein as “Subsidiaries.”

“Trading Day” shall mean any day during which the Principal Market shall be open for business.

“Transaction Documents” means, collectively, this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

“Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any Common Shares or Common Share Equivalents that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of Common Shares or Common Share Equivalents, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet,” “share ratchet,” “price ratchet,” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) enters into, or effects a transaction under, any agreement, including but not limited to an “equity line of credit” or other continuous offering or similar offering of Common Shares or Common Share Equivalents, or (iii) any forward purchase agreement, equity pre-paid forward transaction or other similar offering of securities where the purchaser of securities of the Company receives an upfront or periodic payment of all, or a portion of, the value of the securities so purchased, and the Company receives proceeds from such purchaser based on a price or value that varies with the trading prices of the Common Shares.

“VWAP” shall mean for any Trading Day or specified period, the volume weighted average price of the Common Shares on the Principal Market, for such period as reported by Bloomberg L.P. through its “AQR” function.

ANNEX II

TO THE STANDBY EQUITY PURCHASE AGREEMENT

CONDITIONS PRECEDENT TO THE RIGTH OF THE COMPANY

TO DELIVERY AN ADVANCE NOTICE

The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance are subject to the satisfaction or waiver, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:

(a)
Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the Advance Notice Date (except to the extent such representations and warranties are as of another date, such representations and warranties shall be true and correct as of such other date).
(b)
Issuance of Commitment Shares. The Company shall have issued the Commitment Shares to an account designated by the Investor, in accordance with Section 11.04, all of which Commitment Shares shall be fully earned and non-refundable, regardless of whether any Advance Notices are made or settled hereunder or any subsequent termination of this Agreement.
(c)
Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to resell all of the Common Shares issuable pursuant to such Advance Notice. The Current Report shall have been filed with the SEC, and the Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Condition Satisfaction Date.
(d)
Authority. The Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Common Shares issuable pursuant to such Advance Notice or shall have the availability of exemptions therefrom. The sale and issuance of such Common Shares shall be legally permitted by all laws and regulations to which the Company is subject.
(e)
No Material Outside Event. No Material Outside Event shall have occurred and be continuing.
(f)
Board. (I) The board of directors of the Company has approved the transactions contemplated by the Transaction Documents, (II) said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof, and (III) a true, correct and complete copy of such resolutions duly adopted by the board of directors of the Company shall have been provided to the Investor.
(g)
Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior the applicable Condition Satisfaction Date.
(h)
No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or materially and adversely affects any of the transactions contemplated by the Transaction Documents.
(i)
No Suspension of Trading in or Delisting of Common Shares. (I) Trading in the Common Shares shall not have been suspended by the SEC, the Principal Market or FINRA, (II) the Company shall not have received any notice that the listing or quotation of the Common Shares on the Principal Market shall be terminated, nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares that is continuing, (III) the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares is being imposed or is contemplated, and (IV) all of the Common Shares issuable pursuant to the applicable Advance Notice shall be eligible for deposit at the brokerage account provided by the Investor for the delivery of such Common Shares.
(j)
Authorized. All of the Common Shares issuable pursuant to the applicable Advance Notice shall have been duly authorized by all necessary corporate action of the Company. All Common Shares relating to all prior Advance Notices required to have been received by the Investor under this Agreement shall have been delivered to the Investor in accordance with this Agreement.
(k)
[Reserved.]
(l)
Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.
(m)
Consecutive Advance Notices. Except with respect to the first Advance Notice, the Company shall have delivered all Shares relating to all prior Advances.

EXHIBIT A

ADVANCE NOTICE

NUBURU, INC.

Dated:	Advance Notice Number:

The undersigned, _______________________, hereby certifies, with respect to the sale of Common Shares of Nuburu, Inc. (the “Company”) issuable in connection with this Advance Notice, delivered pursuant to that certain Standby Equity Purchase Agreement, dated as of May 30, 2025 (the “Agreement”), as follows (with capitalized terms used herein without definition having the same meanings as given to them in the Agreement):

1. The undersigned is the duly elected ______________ of the Company.

2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company contained in the Agreement on or prior to the Advance Notice Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.

4. The number of Advance Shares the Company is requesting is _____________________.

5. The Minimum Acceptable Price with respect to this Advance Notice is ____________ (if left blank then no Minimum Acceptable Price will be applicable to this Advance).

6. The number of Common Shares of the Company outstanding as of the date hereof is ___________.

The undersigned has executed this Advance Notice as of the date first set forth above.

NUBURU, INC.

By:
Name:
Title:

EXHIBIT B

FORM OF SETTLEMENT DOCUMENT

VIA EMAIL

Nuburu, Inc.

Attn:

Email:

Below please find the settlement information with respect to the Advance Notice Date of:
1.a.	Number of Common Shares requested in the Advance Notice
1.b.	Number of Common Shares traded during Pricing Period
2.	Minimum Acceptable Price for this Advance (if any)
3.	Number of Excluded Days (if any)
4.	Adjusted Advance Amount (if applicable)
5.	Market Price
6.	Purchase Price (Market Price x 97%) per share
7.	Number of Advance Shares due to the Investor
8.	Total Purchase Price due to Company (row 6 x row 7)

If there were any Excluded Days then add the following

9.	Number of Additional Shares to be issued to the Investor
10.	Additional amount to be paid to the Company by the Investor (Additional Shares in row 9 x Minimum Acceptable Price x 97%)
11.	Total Amount to be paid to the Company (Purchase Price in row 8 + additional amount in row 10)
12.	Total Advance Shares to be issued to the Investor (Advance Shares due to the Investor in row 7 + Additional Shares in row 9)

Please issue the number of Advance Shares due to the Investor to the account of the Investor as follows:

Investor’s DTC participant #:

ACCOUNT NAME:

ACCOUNT NUMBER:

ADDRESS:

CITY:

COUNTRY:

Contact person:

Number and/or email:

Sincerely,

YA II PN, LTD.

Agreed and approved by

NUBURU, INC.

Name:
Title:

Logo NUBURU, INC. 7442 S TUCSON WAY, SUITE 130 CENTENNIAL, COLORADO 80112 UNITED STATES SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V76278-P35642 KEEP THIS PORTION FOR YOUR RECORDS NUBURU, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Director Nominee: 1a. Alessandro Zamboni 2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 shares to 900,000,000 shares; 3. To authorize the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion; 4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, and authorize the Company’s Board of Directors, to effect one or more reverse stock splits of the Company’s issued and outstanding common stock; 5. To approve, for purposes of complying with the NYSE American listing rules, the issuance of shares of common stock in excess of the Share Cap in connection with the issuance of convertible notes to Indigo Capital LP; 6. To approve, for purposes of complying with the NYSE American listing rules, the issuance of shares of common stock in excess of the Share Cap of up to $100 million of securities in connection with a standby equity purchase agreement; For Withhold For Against Abstain 7. To approve the issuance of up to $100 million of securities in one or more non-public offerings where the maximum discount at which securities may be offered may be equivalent to a discount of up to 30% to the market price of the Company’s common stock; 8. To approve the issuance of shares upon conversion of certain promissory notes held by an affiliate; 9. To ratify the selection, by the Audit Committee and the Board, of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; 10. To approve the adjournment of the Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposals or establish a quorum; and 11. To transact such other business as may properly come before the Annual Meeting. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. V76279-P35642 NUBURU, INC. Annual Meeting of Stockholders July 9, 2025 at 9:00 am Mountain Time This proxy is solicited on behalf of the Board of Directors The stockholder(s) hereby appoint(s) Alessandro Zamboni as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of NUBURU, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 am Mountain Time, on July 9, 2025, at Thrive Workplace Cherry Creek, 201 Milwaukee Street, Unit 200 Denver, CO 80206, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side